================================================================================

                            COMSTOCK RESOURCES, INC.

                                   GUARANTORS
                                  NAMED HEREIN

                                       AND

                              [                 ]

                                     TRUSTEE

                  --------------------------------------------
                                    INDENTURE

                             DATED AS OF -----------

                  --------------------------------------------
                                 DEBT SECURITIES

================================================================================

                            COMSTOCK RESOURCES, INC.
     RECONCILIATION AND TIE BETWEEN TRUST INDENTURE ACT OF 1939, AS AMENDED,
                   AND INDENTURE, DATED AS OF ________________

TRUST INDENTURE ACT SECTION                                    INDENTURE SECTION
---------------------------                                    -----------------

Section 310(a)(1)...........................................                 6.9
     (a)(2).................................................                 6.9
     (a)(3).................................................      Not Applicable
     (a)(4).................................................      Not Applicable
     (a)(5).................................................                 6.9
     (b)....................................................                 6.8

Section 311.................................................                6.13

Section 312(a)..............................................         7.1, 7.2(a)
     (b)....................................................              7.2(b)
     (c)....................................................              7.2(c)

Section 313(a)..............................................                 7.3
     (b)....................................................                   *
     (c)....................................................                   *
     (d)....................................................                 7.3

Section 314(a)..............................................                 7.4
     (a)(4).................................................                10.7
     (b)....................................................      Not Applicable
     (c)(1).................................................                 1.3
     (c)(2).................................................                 1.3
     (c)(3).................................................      Not Applicable
     (d)....................................................      Not Applicable
     (e)....................................................                 1.3

Section 315(a)..............................................              6.1(a)
     (b)....................................................                 6.2
     (c)....................................................              6.1(b)
     (d)....................................................              6.1(c)
     (d)(1).................................................           6.1(a)(1)
     (d)(2).................................................           6.1(c)(2)
     (d)(3).................................................           6.1(c)(3)
     (e)....................................................                5.14

Section 316(a)..............................................            1.1, 1.2
     (a)(1)(A)..............................................           5.2, 5.12
     (a)(1)(B)..............................................                5.13
     (a)(2).................................................      Not Applicable
     (b)....................................................                 5.8
     (c)....................................................              1.5(f)

TRUST INDENTURE ACT SECTION                                    INDENTURE SECTION
---------------------------                                    -----------------

Section 317(a)(1)...........................................                 5.3
     (a)(2).................................................                 5.4
     (b)....................................................                10.3

Section 318(a)..............................................                 1.8

NOTE: This reconciliation and tie shall not, for any purpose, be deemed to be a part of the Indenture.

* Deemed included pursuant to Section 318(c) of the Trust Indenture Act

   Section 1.15.   Securities in a Composite Currency, Currency

   Section 1.18.   Incorporators, Shareholders, Officers and Directors
                    of the Company and the Guarantors Exempt from

                                        i

   Section 5.3.    Collection of Indebtedness and Suits for
                   Enforcement by Trustee.................................  35
   Section 5.4.    Trustee May File Proofs of Claim.......................  36
   Section 5.5.    Trustee May Enforce Claims Without

   Section 5.8.    Unconditional Right of Holders to Receive Principal,

   Section 6.4.    Not Responsible for Recitals or

   Section 6.12.   Merger, Conversion, Consolidation or

   Section 7.1.    Company to Furnish Trustee Names and
                   Addresses of Holders...................................  48
   Section 7.2.    Preservation of Information;

                                       ii

   Section 12.2.   Satisfaction of Sinking Fund Payments

   Section 13.4.   Deposited Money and U.S. Government

   Section 15.2.   Distribution on Dissolution, Liquidation
                   and Reorganization; Subrogation of Securities..........  67

                                       iii

   Section 15.3.   Payments on Securities Permitted.......................  69
   Section 15.4.   Authorization of Holders of Securities

NOTE: This table of contents shall not, for any purpose, be deemed to be a part of the Indenture.

                                       iv

                                     PARTIES

     INDENTURE,  dated as of  ____________,  among COMSTOCK  RESOURCES,  INC., a corporation  duly  organized and existing  under the laws of the State of Nevada
(herein called the "Company"),  having an office at 5300 Town and Country Blvd.,
Suite 500, Frisco, Texas 75034, the GUARANTORS (as defined hereinafter) and [ ],
a [ ] banking corporation, as Trustee (the "Trustee").

                            RECITALS OF THE COMPANY:

     The  Company  has  duly  authorized  the  execution  and  delivery  of this
Indenture  to  provide  for the  issuance  from  time  to time of its  unsecured subordinated debentures, notes or other evidences of indebtedness (herein called the  "Securities"),  which  may but are not  required  to be  guaranteed  by the
Guarantors,  to be issued in one or more series as in this  Indenture  provided.
The  Company  directly  or  indirectly  owns  100% of the  capital  stock of the
Guarantors.

     All  things  necessary  to make this  Indenture  a valid  agreement  of the
Company and of the Guarantor, in accordance with its terms, have been done.

     This Indenture is subject to the provisions of the Trust Indenture Act that are required to be a part of this Indenture and, to the extent applicable, shall be governed by such provisions.

                   NOW, THEREFORE, THIS INDENTURE WITNESSETH:

     For and in consideration of the premises and the purchase of the Securities by the Holders thereof,  it is mutually covenanted and agreed, for the equal and proportionate  benefit of all Holders of the Securities or of series thereof, as follows:

                                   ARTICLE ONE
             DEFINITIONS AND OTHER PROVISIONS OF GENERAL APPLICATION

Section 1.1. Definitions.

     For all purposes of this Indenture,  except as otherwise expressly provided or unless the context otherwise requires:

          (1) the terms  defined in this Article  have the meanings  assigned to them in this Article and include the plural as well as the singular;
          (2) all terms  used in this  Indenture  that are  defined in the Trust
     Indenture  Act,  defined  by a Trust  Indenture  Act  reference  to another statute or defined by a Commission  rule under the Trust Indenture Act have the meanings so assigned to them;
          (3) all  accounting  terms  not  otherwise  defined  herein  have  the meanings assigned to them in accordance with GAAP;
          (4) the words  "herein",  "hereof" and  "hereunder" and other words of similar import refer to this Indenture as a whole and not to any particular
     Article, Section or other subdivision;
          (5) the words "Article" and "Section" refer to an Article and Section, respectively, of this Indenture; and
          (6) the word "includes" and its derivatives  means  "includes,  but is not limited to" and corresponding derivative definitions.

     Certain  terms,  used  principally  in  Article  Six,  are  defined in that
Article.

"Act",  when used with  respect to any  Holder,  has the  meaning  specified  in
Section 1.5.

"Affiliate"  of  any  specified  Person  means  any  other  Person  directly  or indirectly  controlling  or  controlled  by or under  direct or indirect  common control  with  such  specified  Person.  For the  purposes  of this  definition,
"control"  when used with  respect to any  specified  Person  means the power to direct the  management  and  policies of such  Person,  directly or  indirectly, whether  through the ownership of voting  securities,  by contract or otherwise;
and the terms  "controlling" and "controlled"  have meanings  correlative to the foregoing.

"Authenticating  Agent"  means any Person  authorized  by the  Trustee to act on behalf of the Trustee to authenticate Securities.

"Banking Day" means, in respect of any city, any date on which  commercial banks are open for business in that city.

"Bankruptcy Law" means any applicable  Federal or State bankruptcy,  insolvency, reorganization or other similar law.

"Board of Directors"  means either the board of directors of the Company or of a
Guarantor,  as  applicable,  or any duly  authorized  committee of that board to which the powers of that board have been lawfully delegated.  "Board Resolution"
means  a copy  of a  resolution  certified  by  the  Secretary  or an  Assistant
Secretary of the Company,  the principal  financial  officer of the Company or a
Guarantor,  any other  authorized  officer of the Company or a  Guarantor,  or a person duly authorized by any of them, in each case as applicable,  to have been duly adopted by the Board of Directors and to be in full force and effect on the date of such certification, and delivered to the Trustee. Where any provision of this  Indenture  refers  to action to be taken  pursuant  to a Board  Resolution
(including the  establishment  of any series of the Securities and the forms and terms thereof),  such action may be taken by any committee,  officer or employee of the Company or a Guarantor, as applicable,  authorized to take such action by the Board of Directors as evidenced by a Board Resolution.

"Business  Day",  when  used  with  respect  to any  Place of  Payment  or other location,  means,  except as otherwise  provided as  contemplated by Section 3.1 with  respect to any series of  Securities,  each  Monday,  Tuesday,  Wednesday,
Thursday and Friday  which is not a day on which  banking  institutions  in that
Place of Payment or other location are authorized or obligated by law, executive order or regulation to close.

"CINS" means CUSIP International Numbering System.

"Commission" means the Securities and Exchange Commission,  as from time to time constituted,  created under the  Securities  Exchange Act of 1934, or, if at any time after the execution of this  instrument such Commission is not existing and performing the duties now assigned to it under the Trust Indenture Act, then the body performing such duties at such time.

                                       2

"Company" means the Person named as the "Company" in the first paragraph of this instrument  until a successor  or resulting  corporation  shall have become such pursuant  to  the  applicable  provisions  of  this  Indenture,  and  thereafter
"Company" shall mean such successor or resulting corporation.

"Company  Request" or  "Company  Order"  means,  in the case of the  Company,  a written  request or order  signed in the name of the Company by its  Chairman of the  Board,  its  Chief  Executive  Officer,  its  President,  any of  its  Vice
Presidents  or any other duly  authorized  officer of the  Company or any person duly authorized by any of them, and delivered to the Trustee and, in the case of a Guarantor,  a written request or order signed in the name of such Guarantor by its Chairman of the Board, its Chief Executive  Officer,  its President,  any of
its Vice  Presidents or any other duly  authorized  officer of such Guarantor or any person duly authorized by any of them, and delivered to the Trustee.

"Consolidated  Net Worth"  means,  at any date of  determination,  the amount of total  shareholders'  equity  shown in most  recent  consolidated  statement  of financial  position of the Company,  including any preferred stock not reflected as a liability on such consolidated statement of financial position.

"Corporate  Trust  Office"  means  the  office  of the  Trustee  at which at any particular time its corporate  trust business shall be principally  administered and which, at the date hereof, is located at [ ].

"corporation"  includes  corporations,  companies,  associations,  partnerships, limited  partnerships,  limited liability companies,  joint-stock  companies and trusts.

"covenant defeasance" has the meaning specified in Section 13.3.

"CUSIP" means the Committee on Uniform Securities Identification Procedures.

"Custodian"  means  any  receiver,  trustee,  assignee,  liquidator  or  similar official under any Bankruptcy Law.

"Debt" means any  obligation  created or assumed by any Person for the repayment of money borrowed and any purchase money  obligation  created or assumed by such
Person and any guarantee of the foregoing.

"Default" means,  with respect to a series of Securities,  any event that is, or after notice or lapse of time or both would be, an Event of Default.

"Defaulted Interest" has the meaning specified in Section 3.7.

"defeasance" has the meaning specified in Section 13.2.

"Definitive  Security"  means a  security  other  than a  Global  Security  or a temporary Security.

"Depositary"  means,  with respect to the  Securities of any series  issuable or issued  in  whole  or in part in the form of one or more  Global  Securities,  a clearing agency  registered  under the Exchange Act that is designated to act as
Depositary for such Securities as contemplated by Section 3.1, until a successor
Depositary shall have become such pursuant to the applicable  provisions of this
Indenture,  and  thereafter  shall  mean  or  include  each  Person  which  is a
Depositary  hereunder,  and if at any time  there is more than one such  Person, shall be a collective reference to such Persons.

"Dollar"  or "$" means the coin or  currency  of the United  States of  America, which at the time of  payment  is legal  tender  for the  payment  of public and private debts.

                                        3

"Event of Default" has the meaning specified in Section 5.1.

"Foreign  Currency"  means a currency used by the  government of a country other than the United States of America.

"GAAP" means generally accepted  accounting  principles in the United States set forth in the opinions and  pronouncements of the Accounting  Principles Board of the American  Institute of  Certified  Public  Accountants  and  statements  and pronouncements  of the  Financial  Accounting  Standards  Board or in such other statements by such other entity as may be approved by a  significant  segment of the accounting profession of the United States, as in effect from time to time.

"Global  Security" means a Security in global form that evidences all or part of a series of Securities and is authenticated  and delivered to, and registered in the name of, the Depositary for the Securities of such series or its nominee.

"Guarantee" has the meaning specified in Section 14.1.

"Guarantor" means (i) Comstock Oil & Gas, Inc., a corporation duly organized and
existing  under  the  laws  of  the  State  of  Nevada,   (ii)  Comstock  Oil &
Gas-Louisiana,  LLC, a limited  liability  company duly  organized  and existing under the laws of the State of Nevada,  (iii) Comstock Offshore,  LLC, a limited liability  company duly  organized  and existing  under the laws of the State of
Nevada, (iv) Comstock Oil & Gas Holdings, Inc., a corporation duly organized and existing under the laws of the State of Nevada and (v) any Person that becomes a successor guarantor pursuant to the applicable provisions of this Indenture.

"Guarantor  Senior Debt" means,  unless  otherwise  provided with respect to the
Securities  of a  series  as  contemplated  by  Section  3.1,  (1) all Debt of a
Guarantor,  whether currently  outstanding or hereafter  issued,  unless, by the terms of the  instrument  creating or evidencing  such Debt, it is provided that such Debt is not superior in right of payment to the  Guarantee or to other Debt which  is  pari  passu  with  or  subordinated  to the  Guarantee,  and  (2) any modifications,  refunding, deferrals, renewals or extensions of any such Debt or securities,  notes or other  evidence of Debt issued in exchange  for such Debt;
provided  that in no event shall  "Guarantor  Senior Debt" include (a) Debt of a
Guarantor  owed or owing to any  Subsidiary  of such  Guarantor  or any officer, director or employee of such Guarantor or any Subsidiary of such Guarantor,  (b)
Debt to  trade  creditors  or (c) any  liability  for  taxes  owed or owing by a
Guarantor.

"Holder"  means a Person in whose name a Security is  registered in the Security
Register.

"Indenture" means this instrument as originally  executed or as it may from time to time be supplemented or amended by one or more indentures supplemental hereto entered into pursuant to the applicable  provisions hereof,  including,  for all purposes of this instrument, and any such supplemental indenture, the provisions of the  Trust  Indenture  Act  that are  deemed  to be part of and  govern  this
instrument  and  any  such  supplemental  indenture,   respectively.   The  term
"Indenture"  also shall  include the terms of  particular  series of  Securities established as contemplated by Section 3.1.

"interest",  when used with respect to an Original Issue Discount Security which by its terms bears interest only after  Maturity,  means interest  payable after
Maturity.

"Interest  Payment  Date",  when used with  respect to any  Security,  means the
Stated Maturity of an installment of interest on such Security.

"Judgment Currency" has the meaning specified in Section 1.16.

"Lien" means any mortgage,  pledge,  security  interest,  charge,  lien or other encumbrance  of any kind,  whether or not filed,  recorded  or  perfected  under applicable law.

                                       4

"mandatory sinking fund payment" has the meaning specified in Section 12.1.

"Maturity",  when used with respect to any Security, means the date on which the principal  of such  Security  or an  installment  of  principal  becomes due and payable as  therein or herein  provided,  whether at the Stated  Maturity  or by declaration  of  acceleration,  call for  redemption  or  otherwise.  "Notice of
Default"  means a written  notice of the kind  specified  in  Section  5.1(3) or
Section 5.1(4).

"Officer's  Certificate" means, in the case of the Company, a certificate signed by the Chairman of the Board, the Chief Executive  Officer,  the President,  any
Vice President or any other duly authorized officer of the Company,  or a person duly authorized by any of them, and delivered to the Trustee and, in the case of a  Guarantor,  a  certificate  signed by the  Chairman  of the Board,  the Chief
Executive  Officer,  the  President,  any  Vice  President  or  any  other  duly authorized  officer of such  Guarantor,  or a person duly  authorized  by any of them, and delivered to the Trustee.

"Opinion of Counsel" means a written opinion of counsel,  who may be an employee of or counsel for the Company or a Guarantor,  as the case may be, and who shall be reasonably acceptable to the Trustee.

"optional sinking fund payment" has the meaning specified in Section 12.1.

"Original  Issue  Discount  Security"  means any Security  which provides for an amount  less than the  principal  amount  thereof to be due and  payable  upon a declaration of acceleration of the Maturity thereof pursuant to Section 5.2.

"Outstanding",  when used with respect to Securities,  means,  as of the date of determination, all Securities theretofore authenticated and delivered under this
Indenture, except:

               (i) Securities  theretofore  canceled by the Trustee or delivered to the Trustee for cancellation;

               (ii)  Securities  for whose  payment or  redemption  money in the necessary  amount has been  theretofore  deposited with the Trustee or any Paying  Agent  (other than the  Company) in trust or set aside and segregated  in trust by the Company  (if the Company  shall act as its own  Paying  Agent)  for the  Holders  of such  Securities;  provided, however,  that, if such Securities are to be redeemed,  notice of such redemption has been duly given pursuant to this Indenture or provision therefor satisfactory to the Trustee has been made;

               (iii)  Securities which have been paid pursuant to Section 3.6 or in  exchange  for or in lieu  of  which  other  Securities  have  been authenticated and delivered pursuant to this Indenture, other than any such Securities in respect of which there shall have been presented to the Trustee proof  satisfactory to it that such Securities are held by a bona  fide  purchaser  in whose  hands  such  Securities  are  valid obligations of the Company; and

               (iv)  Securities,  except to the extent  provided in Section 13.2 and 13.3, with respect to which the Company has effected defeasance or covenant defeasance as provided in Article Thirteen,  which defeasance or covenant  defeasance then continues in effect;  provided,  however, that in  determining  whether the Holders of the  requisite  principal amount of the Outstanding  Securities have given any request,  demand, authorization, direction, notice, consent or waiver hereunder, (A) the principal amount of an Original Issue Discount  Security that shall be deemed to be Outstanding  shall be the amount of the principal thereof that would be due and payable as of the date

                                       5

          of such  determination  upon  acceleration of the Maturity  thereof on such date  pursuant  to Section  5.2,  (B) the  principal  amount of a
          Security denominated in one or more currencies or currency units other than  U.S.  dollars  shall  be the  U.S.  dollar  equivalent  of  such currencies or currency  units,  determined  in the manner  provided as contemplated  by Section 3.1 on the date of original  issuance of such
          Security or by Section 1.15, if not otherwise so provided  pursuant to
          Section 3.1, of the  principal  amount (or, in the case of an Original
          Issue Discount Security, the U.S. dollar equivalent (as so determined)
          on the  date of  original  issuance  of such  Security  of the  amount determined as provided in Clause (A) above) of such Security,  and (C)
          Securities  owned by the Company,  any  Guarantor or any other obligor upon the  Securities  or any Affiliate of the Company or of such other obligor shall be disregarded and deemed not to be Outstanding,  except that, in determining whether the Trustee shall be protected in relying upon any  such  request,  demand,  authorization,  direction,  notice, consent or waiver,  only  Securities  which the Trustee knows to be so owned shall be so  disregarded.  Securities  so owned as  described in
          Clause  (C) of the  immediately  preceding  sentence  which  have been pledged in good faith may be  regarded as  Outstanding  if the pledgee establishes to the  satisfaction of the Trustee the pledgee's right so to act with respect to such Securities and that the pledgee is not the
          Company,  a Guarantor or any other obligor upon the  Securities or any
          Affiliate of the Company or of such other obligor.

"Paying  Agent" means any Person  authorized by the Company to pay the principal of and any premium or interest on any Securities on behalf of the Company.

"Periodic  Offering"  means an offering of  Securities  of a series from time to time, the specific terms of which Securities, including, without limitation, the rate or  rates of  interest  or  formula  for  determining  the rate or rates of interest thereon, if any, the Stated Maturity or Stated Maturities thereof,  the original issue date or dates thereof,  the redemption  provisions,  if any, with respect  thereto,  and any other terms  specified as contemplated by Section 3.1 with respect  thereto,  are to be determined by the Company upon the issuance of such Securities.

"Person" means any individual,  corporation, company, limited liability company,
partnership,  limited  partnership,  joint  venture,  association,   joint-stock
company, trust, other entity,  unincorporated  organization or government or any agency or political subdivision thereof.

"Place of  Payment",  when used with  respect to the  Securities  of any series, means, unless otherwise specifically provided for with respect to such series as contemplated  by Section 3.1, the office or agency of the Company in the City of
New York and such other  place or places  where,  subject to the  provisions  of
Section 10.2, the principal of and any premium and interest on the Securities of that series are payable as contemplated by Section 3.1.

"Predecessor  Security" of any particular Security means every previous Security evidencing  all or a  portion  of the  same  Debt  as  that  evidenced  by  such particular  Security;  and,  for the purposes of this  definition,  any Security authenticated  and  delivered  under Section 3.6 in exchange for or in lieu of a mutilated,  destroyed,  lost or stolen  Security shall be deemed to evidence the same debt as the mutilated, destroyed, lost or stolen Security.

"Redemption Date", when used with respect to any Security to be redeemed,  means the date fixed for such redemption by or pursuant to this Indenture.

"Redemption Price", when used with respect to any Security to be redeemed, means the price at which it is to be redeemed pursuant to this Indenture.

"Regular Record Date" for the interest  payable on any Interest  Payment Date on the  Securities  of any  series  means the date  specified  for that  purpose as contemplated by Section 3.1.

                                        6

"Required Currency" has the meaning specified in Section 1.16.

"Securities"  has the meaning  stated in the first recital of this Indenture and more  particularly  means any Securities  authenticated and delivered under this
Indenture.

"Security  Register"  and  "Security  Registrar"  have the  respective  meanings specified in Section 3.5.

"Senior Debt" means (1) all Debt of the Company,  whether currently  outstanding or  hereafter  issued,  unless,  by the  terms  of the  instrument  creating  or evidencing  such Debt, it is provided that such Debt is not superior in right of payment to the  Securities,  and (2) any  modifications,  refunding,  deferrals, renewals or extensions of any such Debt or  securities,  notes or other evidence of Debt  issued in  exchange  for such  Debt;  provided  that in no event  shall
"Senior Debt" include (a) Debt of the Company owed or owing to any Subsidiary of the  Company  or  any  officer,  director  or  employee  of the  Company  or any
Subsidiary of the Company,  (b) Debt to trade creditors or (c) any liability for taxes owned or owing by the Company.

"Special  Record Date" for the payment of any  Defaulted  Interest  means a date fixed by the Trustee pursuant to Section 3.7.

"Stated Maturity",  when used with respect to any Security or any installment of principal thereof or interest thereon, means the date specified in such Security as the fixed date on which the principal of such Security or such installment of principal or interest is due and payable.

"Subsidiary"  means (i) a corporation  more than 50% of the  outstanding  voting stock of which is owned,  directly  or  indirectly,  by the Company or by one or more other Subsidiaries, or by the Company and one or more other Subsidiaries or
(ii) any  partnership  or  similar  business  organization  more than 50% of the ownership  interests  having ordinary voting power of which shall at the time be so owned.  For the purposes of this  definition,  "voting  stock" means  capital stock or equity interests which ordinarily have voting power for the election of directors,  whether at all times or only so long as no senior class of stock has such voting power by reason of any contingency.

"Trustee" means the Person named as the "Trustee" in the first paragraph of this instrument  until a successor  Trustee  shall have  become such  pursuant to the applicable provisions of this Indenture,  and thereafter "Trustee" shall mean or include each Person who is then a Trustee hereunder, and if at any time there is more than one such Person,  "Trustee" as used with respect to the  Securities of any series shall mean the Trustee with respect to Securities of that series.

"Trust  Indenture Act" means the Trust Indenture Act of 1939, as amended,  as in force at the date as of which this  instrument was executed,  except as provided in Section 9.5;  provided,  however,  that if the Trust Indenture Act of 1939 is amended after such date,  "Trust Indenture Act" means, to the extent required by any such amendment, the Trust Indenture Act of 1939 as so amended.

"U.S.  Person"  shall  have  the  meaning  assigned  to  such  term  in  Section
7701(a)(30) of the Internal Revenue Code of 1986, as amended.

"U.S. Government  Obligations" means securities which are (i) direct obligations of the  United  States  for the  payment  of which its full  faith and credit is pledged,  or (ii) obligations of a Person controlled or supervised by and acting as an agency or  instrumentality  of the United States,  the payment of which is unconditionally  guaranteed as a full faith and credit  obligation by the United
States, each of which are not callable or redeemable at the option of the issuer thereof.

                                        7

"Vice  President",  when used with respect to the Company,  the Guarantor or the
Trustee,  means any vice  president,  whether or not designated by a number or a word or words added before or after the title "vice president."

Section 1.2. Incorporation by Reference of Trust Indenture Act.

     Whenever this Indenture  refers to a provision of the Trust  Indenture Act, the provision is incorporated by reference in and made a part of this Indenture.
The  following  Trust  Indenture  Act  terms  used in this  Indenture  have  the following meanings:

          "commission" means the Commission.
          "indenture securities" means the Securities.
          "indenture security holder" means a Holder.
          "indenture to be qualified" means this Indenture.
          "indenture trustee" or "institutional trustee" means the Trustee.
          "obligor" on the indenture securities means the Company, the Guarantor
          (if applicable) or any other obligor on the indenture securities.

     All terms used in this  Indenture  that are defined by the Trust  Indenture
Act, defined by a Trust Indenture Act reference to another statute or defined by a Commission rule under the Trust Indenture Act have the meanings so assigned to them.

Section 1.3. Compliance Certificates and Opinions.

     Upon any  application  or request  by the  Company  or a  Guarantor  to the
Trustee to take any action under any provision of this Indenture, the Company or such  Guarantor,  as the case may be, shall  furnish to the Trustee an Officer's
Certificate stating that all conditions precedent,  if any, provided for in this
Indenture relating to the proposed action have been complied with and an Opinion of Counsel  stating  that in the  opinion of such  counsel  all such  conditions precedent,  if any, have been complied with, except that in the case of any such application  or  request  as to  which  the  furnishing  of  such  documents  is specifically  required  by any  provision  of this  Indenture  relating  to such particular  application or request, no additional certificate or opinion need be furnished except as required under Section 314(c) of the Trust Indenture Act.

     Every certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture (except for certificates provided for in
Section 10.5) shall include

          (1) a statement  that each  individual  signing  such  certificate  or opinion has read such  covenant or  condition  and the  definitions  herein relating thereto;

          (2) a brief statement as to the nature and scope of the examination or investigation  upon which the  statements  or  opinions  contained  in such certificate or opinion are based;

          (3) a statement that, in the opinion of each such  individual,  he has made such  examination  or  investigation  as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been complied with; and

                                        8

          (4) a statement as to whether, in the opinion of each such individual, such  condition or covenant has been  complied  with.  Section 1.4. Form of
     Documents Delivered to Trustee.

     In any case where  several  matters  are  required to be  certified  by, or covered by an opinion of, any specified  Person,  it is not  necessary  that all such  matters  be  certified  by, or covered by the  opinion  of,  only one such
Person,  or that they be so certified or covered by only one  document,  but one such Person may certify or give an opinion  with respect to some matters and one or more other such Persons as to other matters,  and any such Person may certify or give an opinion as to such matters in one or several documents.

     Any  certificate or opinion of an officer of the Company or a Guarantor may be based, insofar as it relates to legal matters,  upon a certificate or opinion of,  or  representations  by,  counsel,  unless  such  officer  knows or, in the exercise of  reasonable  care,  should know that the  certificate  or opinion or representations  with  respect  to the  matters  upon which his  certificate  or opinion is based are erroneous.  Any such  certificate or opinion of counsel may be based,  insofar  as it  relates to factual  matters,  upon a  certificate  or opinion of, or representations  by, an officer or officers of the Company or the
Guarantor, as the case may be, stating that the information with respect to such factual  matters is in the  possession of the Company or the  Guarantor,  as the case may be,  unless  such  counsel  knows  that the  certificate  or opinion or representations with respect to such matters are erroneous.

     Where  any  Person  is  required  to  make,  give  or  execute  two or more applications,  requests, consents,  certificates,  statements, opinions or other instruments  under this Indenture,  they may, but need not, be consolidated  and form one instrument.

Section 1.5. Acts of Holders; Record Dates.

                    (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by Holders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed (either physically or by means of a facsimile or an electronic
               transmission, provided that such electronic transmission is transmitted through the facilities of a Depositary) by such
               Holders in person or by agent duly appointed in writing; and, except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are
               delivered to the Trustee and, where it is hereby expressly required, to the Company or the Guarantors. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the
               Holders signing such instrument or instruments. Proof of
               execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Indenture and (subject to Section 315 of the Trust Indenture Act)
               conclusive in favor of the Trustee, the Company and, if
               applicable, the Guarantors, if made in the manner provided in this Section.

                    (b) The fact and date of the execution by any Person of any such instrument or writing may be proved by the affidavit of a witness of such execution or by a certificate of a notary public or other officer authorized by law to take acknowledgments of deeds, certifying that the individual signing such instrument or writing acknowledged to him the execution thereof. Where such execution is by a signer acting in a capacity other than his individual capacity, such certificate or affidavit shall also constitute sufficient proof of his authority. The fact and date of the execution of any such instrument or writing, or the authority of the

                                        9

          Person  executing  the same,  may also be  proved in any other  manner which the Trustee deems sufficient.

               (c)  The  ownership,  principal  amount  and  serial  numbers  of
          Securities  held by any Person,  and the date of  commencement of such
          Person's holding of same, shall be proved by the Security Register.

               (d)  Any  request,  demand,  authorization,   direction,  notice,
          consent,  waiver or other Act of the Holder of any Security shall bind every  future  Holder  of the same  Security  and the  Holder of every
          Security  issued  upon the  registration  of  transfer  thereof  or in exchange  therefor  or in lieu  thereof in respect of  anything  done, omitted or  suffered  to be done by the  Trustee,  the  Company or, if applicable,  the  Guarantors  in  reliance  thereon,  whether  or  not notation of such action is made upon such Security.

               (e) Without limiting the foregoing,  a Holder entitled to give or take any action  hereunder with regard to any particular  Security may do so with regard to all or any part of the  principal  amount of such
          Security or by one or more duly appointed  agents each of which may do so pursuant to such  appointment  with regard to all or any  different part of such principal amount.

               (f)  The  Company  may set any  day as the  record  date  for the purpose of determining  the Holders of  Outstanding  Securities of any series  entitled to give or take any request,  demand,  authorization, direction,  notice, consent, waiver or other Act provided or permitted by this  Indenture  to be given or taken by Holders of  Securities  of such series,  but the Company  shall have no obligation to do so. With regard to any record date set pursuant to this paragraph,  the Holders of Outstanding  Securities of the relevant  series on such record date
          (or their duly  appointed  agents),  and only such  Persons,  shall be entitled  to give or take the  relevant  action,  whether  or not such
          Holders remain Holders after such record date.

Section 1.6. Notices, Etc., to Trustee, Company and Guarantors.

     Any request, demand,  authorization,  direction, notice, consent, waiver or
Act of Holders or other  document  provided or permitted by this Indenture to be made upon, given or furnished to, or filed with,

          (1) the Trustee by any Holder,  a Guarantor or by the Company shall be sufficient for every purpose hereunder if made,  given,  furnished or filed in writing to or with the Trustee at its Corporate Trust Office, Attention:
     [Corporate Trust Department],

          (2) the Company by the Trustee,  a Guarantor or by any Holder shall be sufficient for every purpose  hereunder  (unless otherwise herein expressly provided) if in writing and mailed,  first-class  postage  prepaid,  to the
     Company addressed to it at the address of its principal office specified in the first  paragraph of this  instrument  to the attention of the Corporate
     Secretary,  or at any other address previously  furnished in writing to the
     Trustee by the Company, or

          (3) a Guarantor by the Company,  the Trustee or by any Holder shall be sufficient for every purpose  hereunder  (unless otherwise herein expressly provided) if in writing and mailed,  first-class  postage prepaid,  to such
     Guarantor  addressed to it at 5300 Town & Country Blvd., Suite 500, Frisco,
     Texas 75034 to the  attention of the Corporate  Secretary,  or at any other address previously furnished in writing to the Trustee by the Guarantor.

                                       10

Section 1.7. Notice to Holders; Waiver.

     Where this  Indenture  provides  for  notice to Holders of any event,  such notice shall be sufficiently given (unless otherwise herein expressly  provided)
if in writing and mailed,  first-class  postage prepaid, to each Holder affected by such event, at his address as it appears in the Security Register,  not later than the latest date, and not earlier than the earliest date, prescribed for the giving of such  notice.  In any case  where  notice to Holders is given by mail, neither the failure to mail such notice, nor any defect in any notice so mailed, to any  particular  Holder  shall  affect the  sufficiency  of such  notice with respect to other  Holders.  Any notice  mailed to a Holder in the manner  herein prescribed  shall be  conclusively  deemed to have been received by such Holder, whether or not such Holder actually receives such notice.

     Where this Indenture provides for notice in any manner,  such notice may be waived in writing by the Person  entitled to receive such notice,  either before or after the event,  and such waiver  shall be the  equivalent  of such  notice.
Waivers of notice by Holders  shall be filed with the  Trustee,  but such filing shall not be a  condition  precedent  to the  validity  of any  action  taken in reliance upon such waiver.

     In case by reason of the suspension of regular mail service or by reason of any other cause it shall be impracticable to give such notice by mail, then such notification as shall be made with the approval of the Trustee shall  constitute a sufficient notification for every purpose hereunder.

Section 1.8. Conflict with Trust Indenture Act.

     If any provision hereof limits,  qualifies or conflicts with a provision of the Trust  Indenture  Act that is  required  under  such Act to be a part of and govern this Indenture,  the latter provision shall control.  If any provision of this  Indenture  modifies or excludes any  provision of the Trust  Indenture Act that may be so modified or  excluded,  the latter  provision  shall be deemed to apply to this Indenture as so modified or excluded, as the case may be.

Section 1.9. Effect of Headings and Table of Contents.

     The Article and Section  headings  herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

Section 1.10. Successors and Assigns.

     All covenants and  agreements in this  Indenture by each of the Company and the Guarantors  shall bind their respective  successors and assigns,  whether so expressed or not.

Section 1.11. Separability Clause.

     In case  any  provision  in this  Indenture  or in the  Securities  or,  if applicable,  the  Guarantee  shall be  invalid,  illegal or  unenforceable,  the validity,  legality and enforceability of the remaining  provisions shall not in any way be affected or impaired thereby.

Section 1.12. Benefits of Indenture.

     Nothing in this  Indenture  or in the  Securities  or, if  applicable,  the
Guarantee,  express or implied, shall give to any Person, other than the parties hereto  and their  successors  hereunder,  the  holders  of Senior  Debt and the
Holders, any benefit or any legal or equitable right, remedy or claim under this
Indenture.

                                       11

Section 1.13. Governing Law.

     THIS  INDENTURE,  THE SECURITIES AND THE GUARANTEE SHALL BE GOVERNED BY AND
CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

     To the fullest extent  permitted by applicable law, each of the Company and the Guarantors hereby irrevocably  submits to the jurisdiction of any Federal or state court  located in the Borough of  Manhattan  in The City of New York,  New
York in any suit, action or proceeding based on or arising out of or relating to this Indenture, any Securities or, if applicable,  the Guarantee and irrevocably agrees that all claims in respect of such suit or  proceeding  may be determined in any such court. Each of the Company and the Guarantors irrevocably waives, to the fullest  extent  permitted  by law, any  objection  which it may have to the laying  of the  venue of any such  suit,  action  or  proceeding  brought  in an inconvenient  forum. Each of the Company and the Guarantors  hereby  irrevocably designates and appoints ______________________, New York, New York (the "Process
Agent") as its  authorized  agent for  purposes of this Section  1.13,  it being understood  that the  designation  and  appointment of the Process Agent as such authorized agent shall become effective  immediately  without any further action on the part of the  Company  or a  Guarantor,  as the  case may be.  Each of the
Company and the Guarantors  further agrees that,  unless  otherwise  required by law,  service of  process  upon the  Process  Agent and  written  notice of said service to the  Company or a  Guarantor,  as the case may be,  mailed by prepaid registered  first class mail or delivered to the Process  Agent at its principal office,  shall be deemed in every respect  effective service of process upon the
Company or such  Guarantor,  as the case may be, in any such suit or proceeding.
Each of the  Company  and the  Guarantors  further  agrees  to take  any and all action,  including the  execution  and filing of any and all such  documents and instruments as may be necessary, to continue such designation and appointment of the  Process  Agent in full  force  and  effect so long as the  Company  or such
Guarantor,  as the case  may be,  has any  outstanding  obligations  under  this
Indenture.  To the extent the Company or a Guarantor, as the case may be, has or hereafter  may acquire any immunity from  jurisdiction  of any court or from any legal process (whether through service of notice,  attachment prior to judgment, attachment in aid of execution, executor or otherwise) with respect to itself or its property,  each of the Company and such Guarantor hereby  irrevocably waives such immunity in respect of its  obligations  under this Indenture to the extent permitted by law.

Section 1.14. Legal Holidays.

     In any case where any  Interest  Payment  Date,  Redemption  Date or Stated
Maturity of any  Security  shall not be a Business  Day at any Place of Payment, then (notwithstanding any other provision of this Indenture or of the Securities or, if  applicable,  the Guarantee  (other than a provision of the Securities of any series or, if applicable,  the Guarantee that specifically  states that such provision  shall  apply in lieu of this  Section  1.14))  payment of interest or principal  and any  premium  need not be made at such  Place of  Payment on such date,  but may be made on the  next  succeeding  Business  Day at such  Place of
Payment with the same force and effect as if made on the  Interest  Payment Date or Redemption Date, or at the Stated  Maturity,  provided that no interest shall accrue for the period from and after such Interest Payment Date, Redemption Date or Stated Maturity, as the case may be.

Section  1.15.  Securities  in a Composite  Currency,  Currency  Unit or Foreign
Currency.

     Unless otherwise specified in an Officer's  Certificate  delivered pursuant to  Section  3.1 of this  Indenture  with  respect  to a  particular  series  of
Securities,  whenever for purposes of this  Indenture any action may be taken by the  Holders  of  a  specified  percentage  in  aggregate  principal  amount  of
Securities  of all series or all series  affected by a particular  action at the time  Outstanding  and, at such time,  there are  Outstanding  Securities of any series which are denominated in a coin, currency or currencies other than

                                       12

Dollars (including,  but not limited to, any composite currency,  currency units or Foreign  Currency),  then the  principal  amount of Securities of such series which  shall be deemed to be  Outstanding  for the purpose of taking such action shall be that amount of Dollars  that could be  obtained  for such amount at the
Market  Exchange  Rate.  For  purposes of this  Section  1.15,  the term "Market
Exchange  Rate" shall mean the noon  Dollar  buying rate in The City of New York for cable  transfers of such  currency or currencies as published by the Federal
Reserve Bank of New York, as of the most recent  available  date. If such Market
Exchange Rate is not so available for any reason with respect to such  currency, the Trustee shall use, in its sole discretion and without liability on its part, such  quotation  of the Federal  Reserve  Bank of New York as of the most recent available  date, or quotations or rates of exchange from one or more major banks in The City of New York or in the country of issue of the  currency in question, which for purposes of euros shall be Brussels, Belgium, or such other quotations or rates of exchange as the Trustee shall deem  appropriate.  The  provisions of this paragraph  shall apply in determining  the equivalent  principal  amount in respect of Securities of a series  denominated  in a currency other than Dollars in  connection  with any action taken by Holders of  Securities  pursuant to the terms of this Indenture.

     All  decisions  and  determinations  of the  Trustee  regarding  the Market
Exchange  Rate or any  alternative  determination  provided for in the preceding paragraph  shall be in its sole discretion and shall, in the absence of manifest error,  be  conclusive  to the  extent  permitted  by law for all  purposes  and irrevocably binding upon the Issuer and all Holders.

Section 1.16. Payment in Required Currency; Judgment Currency.

     Each of the Company and the Guarantors  agrees,  to the fullest extent that it may  effectively do so under  applicable  law, that (a) if for the purpose of obtaining  judgment  in any  court it is  necessary  to  convert  the sum due in respect of the  principal  of or interest on the  Securities  of any series (the
"Required  Currency")  into a currency in which a judgment will be rendered (the
"Judgment  Currency"),  the rate of exchange  used shall be the rate at which in accordance with normal banking procedures the Trustee could purchase in The City of New York the Required Currency with the Judgment Currency on the day on which final  unappealable  judgment is entered,  unless such day is not a Banking Day, then, to the extent permitted by applicable law, the rate of exchange used shall be the rate at which in accordance  with normal  banking  procedures the Trustee could  purchase in The City of New York the Required  Currency with the Judgment
Currency on the Banking Day next  preceding the day on which final  unappealable judgment  is  entered  and (b) its  obligations  under  this  Indenture  to make payments in the Required  Currency (i) shall not be  discharged  or satisfied by any tender,  or any recovery pursuant to any judgment (whether or not entered in accordance  with  subclause  (a)),  in any  currency  other  than  the  Required
Currency,  except to the extent that such tender or recovery shall result in the actual  receipt,  by the  payee,  of the full  amount of the  Required  Currency expressed to be payable in respect of such  payments,  (ii) shall be enforceable as an alternative or additional cause of action for the purpose of recovering in the Required  Currency the amount,  if any, by which such actual  receipt  shall fall  short of the full  amount of the  Required  Currency  so  expressed  to be payable and (iii) shall not be affected by judgment being obtained for any other sum due under this Indenture.

Section 1.17. Language of Notices, Etc.

     Any request, demand,  authorization,  direction, notice, consent, waiver or
Act required or permitted under this Indenture shall be in the English language, except that any published  notice may be in an official  language of the country of publication.

                                       13

Section 1.18. Incorporators, Shareholders, Officers and Directors of the Company
and the Guarantors Exempt from Individual Liability.

     No recourse under or upon any obligation, covenant or agreement of or contained in this Indenture or of or contained in any Security or, if applicable, the Guarantee, or for any claim based thereon or otherwise in respect thereof, or in any Security or, if applicable, the Guarantee, or because of the creation of any indebtedness represented thereby, shall be had against any incorporator, shareholder, member, officer, manager or director, as such, past, present or future, of the Company, any Guarantor or any successor Person, either directly or through the Company, any Guarantor or any successor Person, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise, it being expressly understood that all such liability is hereby expressly waived and released as a condition of, and as a part of the consideration for, the execution of this
Indenture and the issue of the Securities.

                                   ARTICLE TWO
                                 SECURITY FORMS

Section 2.1. Forms Generally.

     The Securities of each series and, if applicable, the notation thereon relating to the Guarantee, shall be in substantially the form set forth in this
Article Two, or in such other form or forms as shall be established by or pursuant to a Board Resolution or in one or more indentures supplemental hereto, in each case with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture, and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may be required to comply with the rules of any securities exchange or as may, consistently herewith, be determined by the officers executing such Securities and, if applicable, the Guarantee, as evidenced by their execution thereof.

     The definitive Securities shall be printed, lithographed or engraved on steel engraved borders or may be produced in any other manner, all as determined by the officers executing such Securities, as evidenced by their execution thereof. If the form of Securities of any series is established by action taken pursuant to a Board Resolution, a copy of an appropriate record of such action shall be certified by an authorized officer or other authorized person on behalf of the Company and delivered to the Trustee at or prior to the delivery of the
Company Order contemplated by Section 3.3 for the authentication and delivery of such Securities.

     The forms of Global Securities of any series shall have such provisions and legends as are customary for Securities of such series in global form, including without limitation any legend required by the Depositary for the Securities of such series.

Section 2.2. Form of Face of Security.

[If the Security is an Original Issue Discount Security, insert--FOR PURPOSES OF
SECTION 1275 OF THE UNITED STATES INTERNAL REVENUE CODE OF 1986, AS AMENDED, THE
AMOUNT OF THE ORIGINAL ISSUE DISCOUNT IS . . . . . . . ., THE ISSUE DATE IS . .
.. . . ., 20. . . [AND] [,] THE YIELD TO MATURITY IS . . . . . . . . [,] [AND THE
ORIGINAL ISSUE DISCOUNT FOR THE SHORT ACCRUAL PERIOD IS . . . . . . . . AND THE
METHOD USED TO DETERMINE THE YIELD THEREFOR IS . . . . .]]

[Insert any other legend required by the United States Internal Revenue Code or the regulations thereunder.]

                                       14

[If a Global Security,--insert legend required by Section 204 of the Indenture]
[If applicable, insert -- UNLESS THIS SECURITY IS PRESENTED BY AN AUTHORIZED
REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION, TO THE
COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY
SECURITY ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS IS
REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY (AND
ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN
AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY), ANY TRANSFER, PLEDGE
OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE
THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.] COMSTOCK
RESOURCES, INC.

                               [TITLE OF SECURITY]

No . . . . . . .                                               U.S. $. . . . . .
[CUSIP No. ]

COMSTOCK RESOURCES, INC., a company duly incorporated under the laws of the
State of Nevada (herein called the "Company ", which term includes any successor or resulting Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to .......... . . . . . . . . . . . . . . . . .
.. . . . ., or registered assigns, the principal sum of . . . .
................................................. United States Dollars on
......................................... [If the Security is to bear interest prior to Maturity, insert--, and to pay interest thereon from . . . . . . . . .
.. or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semi-annually on . . . . . . and . . . . . . in each year, commencing . . . . . ., at the rate of . . . . % per annum, until the principal hereof is paid or made available for payment [if applicable, insert--, and at the rate of ___% per annum on any overdue principal and premium and on any installment of interest (to the extent that the payment of such interest shall be legally enforceable)]. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Security (or one or more Predecessor
Securities) is registered at the close of business on the Regular Record Date for such interest, which shall be the . . . . or . . . . (whether or not a
Business Day), as the case may be, next preceding such Interest Payment Date.
Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security (or one or more Predecessor
Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities of this series not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture].
[If the Security is not to bear interest prior to Maturity, insert--The principal of this Security shall not bear interest except in the case of a default in payment of principal upon acceleration, upon redemption or at Stated
Maturity and in such case the overdue principal of this Security shall bear interest at the rate of . . . .% per annum (to the extent that the payment of such interest shall be legally enforceable), which shall accrue from the date of such default in payment to the date payment of such principal has been made or duly provided for. Interest on any overdue principal shall be payable on demand.
Any such interest on any overdue principal that is not so paid on demand shall bear interest at the rate of . . . . % per annum (to the extent that the payment of such interest shall be legally enforceable), which shall accrue from the date

                                       15

of such demand for payment to the date payment of such interest has been made or duly provided for, and such interest shall also be payable on demand.]

[If a Global Security, insert--Payment of the principal of (and premium, if any)
and [if applicable, insert--any such] interest on this Security will be made by transfer of immediately available funds to a bank account in ___________
designated by the Holder in such coin or currency of the United States of
America as at the time of payment is legal tender for payment of public and private debts [state other currency].]

[If a Definitive Security, insert--Payment of the principal of (and premium, if any) and [if applicable, insert--any such] interest on this Security will be made at the office or agency of the Company maintained for that purpose in
_______________, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts]
[state other currency] [or subject to any laws or regulations applicable thereto and to the right of the Company (as provided in the Indenture) to rescind the designation of any such Paying Agent, at the [main] offices of ________________
in _____________, or at such other offices or agencies as the Company may designate, by [United States Dollar] [state other currency] check drawn on, or transfer to a [United States Dollar] account maintained by the payee with, a bank in The City of New York (so long as the applicable Paying Agency has received proper transfer instructions in writing at least ___ days prior to the payment date)] [if applicable, insert--; provided, however, that payment of interest may be made at the option of the Company by [United States Dollar]
[state other currency] check mailed to the addresses of the Persons entitled thereto as such addresses shall appear in the Security Register] [or by transfer to a [United States Dollar] [state other currency] account maintained by the payee with a bank in The City of New York [state other Place of Payment] (so long as the applicable Paying Agent has received proper transfer instructions in writing by the Record Date prior to the applicable Interest Payment Date)].]
Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

          IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.

          Dated:

                                            COMSTOCK RESOURCES, INC.
                                            By:_________________________________

Section 2.3. Form of Reverse of Security.

This Security is one of a duly authorized issue of subordinated securities of the Company (herein called the "Securities"), issued and to be issued in one or more series under an Indenture, dated as of _____________ [ ], 200__ (herein called the "Indenture"), between the Company, the Guarantors and [ ], as Trustee
(herein called the "Trustee", which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement, of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Guarantors, the
Trustee and the Holders of the Securities and of the terms upon which the

                                       16

Securities are, and are to be, authenticated and delivered. As provided in the
Indenture, the Securities may be issued in one or more series, which different series may be issued in various aggregate principal amounts, may mature at different times, may bear interest, if any, at different rates, may be subject to different redemption provisions, if any, may be subject to different sinking, purchase or analogous funds, if any, may be subject to different covenants and
Events of Default and may otherwise vary as in the Indenture provided or permitted. This Security is one of the series designated on the face hereof [, limited in aggregate principal amount to $ . . . . . . . . . . ].
This security is the general, unsecured, subordinated obligation of the Company
[if applicable, insert--and is guaranteed pursuant to a guarantee (the
"Guarantee") by [insert name of each Guarantor] (the "Guarantors"). The
Guarantee is the general, unsecured, subordinated obligation of each Guarantor.]

[If applicable, insert--The Securities of this series are subject to redemption upon not less than ... days' notice by mail, [if applicable, insert, --(1) on .
.. . . . . . . . . . . . . in any year commencing with the year . . . . and ending with the year . . . . through operation of the sinking fund for this series at a Redemption Price equal to 100% of the principal amount, and (2) ] at any time [on or after . . . . . . . . . ., 20. . . ], as a whole or in part, at the election of the Company, at the following Redemption Prices (expressed as percentages of the principal amount): If redeemed [on or before . . . . . . . .
.. . . . . . . , . . . . . %, and if redeemed] during the 12-month period beginning . . . . . . . . of the years indicated,

YEAR          REDEMPTION PRICE          YEAR          REDEMPTION PRICE

and thereafter at a Redemption Price equal to . . . . . % of the principal amount, together in the case of any such redemption [if applicable, insert--(whether through operation of the sinking fund or otherwise)] with accrued interest to the Redemption Date, but interest installments whose Stated
Maturity is on or prior to such Redemption Date will be payable to the Holders of such Securities, or one or more Predecessor Securities, of record at the close of business on the relevant Record Dates referred to on the face hereof, all as provided in the Indenture.]

[If applicable, insert--The Securities of this series are subject to redemption upon not less than... nor more than ... days' notice by mail, (1) on . . . . . .
.. . in any year commencing with the year . . . . and ending with the year . . .
.. through operation of the sinking fund for this series at the Redemption Prices for redemption through operation of the sinking fund (expressed as percentages of the principal amount) set forth in the table below, and (2) at anytime [on or after . . . . . . . . . . ], as a whole or in part, at the election of the
Company, at the Redemption Prices for redemption otherwise than through operation of the sinking fund (expressed as percentages of the principal amount)
set forth in the table below: If redeemed during the 12-month period beginning .
.. . . . . . . . . . . . . of the years indicated,

                                       17

                                                       REDEMPTION PRICE FOR
                         REDEMPTION PRICE FOR        REDEMPTION OTHERWISE THAN
                          REDEMPTION THROUGH          THROUGH OPERATION OF THE
YEAR                 OPERATION OF THE SINKING FUND          SINKING FUND

and thereafter at a Redemption Price equal to .... % of the principal amount, together in the case of any such redemption (whether through operation of the sinking fund or otherwise) with accrued interest to the Redemption Date, but interest installments whose Stated Maturity is on or prior to such Redemption
Date will be payable to the Holders of such Securities, or one or more
Predecessor Securities, of record at the close of business on the relevant
Record Dates referred to on the face hereof, all as provided in the Indenture.]

[If applicable, insert--Notwithstanding the foregoing, the Company may not, prior to .........., redeem any Securities of this series as contemplated by
[Clause (2) of] the preceding paragraph as a part of, or in anticipation of, any refunding operation by the application, directly or indirectly, of moneys borrowed having an interest cost to the Company (calculated in accordance with generally accepted financial practice) of less than....% per annum.] [If applicable, insert--The sinking fund for this series provides for the redemption on ............ in each year beginning with the year .... and ending with the year .... of [not less than] $............ [ ("mandatory sinking fund") and not more than $............ ] aggregate principal amount of Securities of this series. [Securities of this series acquired or redeemed by the Company otherwise than through [mandatory] sinking fund payments may be credited against subsequent [mandatory] sinking fund payments otherwise required to be made [If applicable, insert--in the inverse order in which they become due].]

[If the Securities are subject to redemption in part of any kind, insert--In the event of redemption of this Security in part only, a new Security or Securities of this series and of like tenor for the unredeemed portion hereof will be issued in the name of the Holder hereof upon the cancellation hereof.]

[If applicable, insert--The Securities of this series are not redeemable prior to Stated Maturity.]

[If the Security is not an Original Issue Discount Security,--If an Event of
Default with respect to Securities of this series shall occur and be continuing, the principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture.]

[If the Security is an Original Issue Discount Security,--If an Event of Default
with respect to Securities of this series shall occur and be continuing, an amount of principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture. Such amount shall be equal to --insert formula for determining the amount. Upon payment (i)
of the amount of principal so declared due and payable and (ii) of interest on any overdue principal and overdue interest (in each case to the extent that the payment of such interest shall be legally enforceable), all of the Company's

                                       18

obligations in respect of the payment of the principal of and interest, if any, on the Securities of this series shall terminate.]

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the
Company [If applicable, insert--and the Guarantors] and the rights of the
Holders of the Securities of each series to be affected under the Indenture at any time by the Company [If applicable, insert--and the Guarantors] and the
Trustee with the consent of the Holders of a majority in principal amount of the
Securities at the time Outstanding of each series to be affected. The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Securities of each series at the time Outstanding, on behalf of the Holders of all Securities of such series, to waive compliance by the Company [If applicable, insert--and the Guarantors] with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this
Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

No reference herein to the Indenture and no provision of this Security or of the
Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of (and premium, if any) and interest on this Security at the times, place(s) and rate, and in the coin or currency, herein prescribed.

[If a Global Security, insert--This Global Security or portion hereof may not be exchanged for Definitive Securities of this series except in the limited circumstances provided in the Indenture. The holders of beneficial interests in this Global Security will not be entitled to receive physical delivery of
Definitive Securities except as described in the Indenture and will not be considered the Holders thereof for any purpose under the Indenture.]

[If a Definitive Security, insert--As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registerable in the Security Register, upon surrender of this Security for registration of transfer at the office or agency of the Company in [if applicable, insert--any place where the principal of and any premium and interest on this Security are payable] [if applicable, insert--The City of New
York [, or, subject to any laws or regulations applicable thereto and to the right of the Company (limited as provided in the Indenture) to rescind the designation of any such transfer agent, at the [main] offices of _______________
in ________________ or at such other offices or agencies as the Company may designate]], duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities of this series and of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.]

The Securities of this series are issuable only in registered form without coupons in denominations of U.S. $ ........ and any integral multiple thereof.
As provided in the Indenture and subject to certain limitations therein set forth, Securities of this series are exchangeable for a like aggregate principal amount of Securities of this series and of like tenor of a different authorized denomination, as requested by the Holder surrendering the same. No service charge shall be made for any such registration of transfer or exchange, but the
Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

                                       19

Prior to due presentment of this Security for registration of transfer, the
Company, [If applicable, insert--any Guarantor,] the Trustee and any agent of the Company [If applicable, insert--, a Guarantor] or the Trustee may treat the
Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and none of the Company, [If applicable, insert--the Guarantors,] the Trustee nor any such agent shall be affected by notice to the contrary.

This Security is subordinated in right of payment to Senior Debt [If applicable, insert-and the Guarantee is subordinated in right of payment to Guarantor Senior
Debt], to the extent and in the manner provided in the Indenture. No recourse under or upon any obligation, covenant or agreement of or contained in the
Indenture or of or contained in any Security, [If applicable, insert--, or the
Guarantee endorsed thereon,] or for any claim based thereon or otherwise in respect thereof, or in any Security [If applicable, insert--or in the
Guarantee], or because of the creation of any indebtedness represented thereby, shall be had against any incorporator, shareholder, member, officer, manager or director, as such, past, present or future, of the Company [If applicable, insert--or any Guarantor] or of any successor Person, either directly or through the Company [If applicable, insert--or any Guarantor] or any successor Person, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment, penalty or otherwise; it being expressly understood that all such liability is hereby expressly waived and released by the acceptance hereof and as a condition of, and as part of the consideration for, the Securities and the execution of the Indenture.

The Indenture provides that the Company [If applicable, insert--and the
Guarantors] (a) will be discharged from any and all obligations in respect of the Securities (except for certain obligations described in the Indenture), or
(b) need not comply with certain restrictive covenants of the Indenture, in each case if the Company [If applicable, insert--or a Guarantor] deposits, in trust, with the Trustee money or U.S. Government Obligations (or a combination thereof)
which through the payment of interest thereon and principal thereof in accordance with their terms will provide money, in an amount sufficient to pay all the principal of and interest on the Securities, but such money need not be segregated from other funds except to the extent required by law. Except as otherwise defined herein, all terms used in this Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

[If a Definitive Security, insert as a separate page--

FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s)and transfer(s) unto

_______________________________________________________________ (Please Print or
Typewrite Name and Address of Assignee) the within instrument of COMSTOCK
RESOURCES, INC. and does hereby irrevocably constitute and appoint
___________________ Attorney to transfer said instrument on the books of the within-named Company, with full power of substitution in the premises.

Please Insert Social Security or Other Identifying Number of Assignee:
_______________________________________      ___________________________________
Dated:_________________________________      ___________________________________
                                                         (Signature)

                                       20

NOTICE: The signature to this assignment must correspond with the name as written upon the face of the within instrument in every particular, without alteration or enlargement or any change whatever.]

[If a Security to which Article Fourteen has been made applicable, insert the following Form of Notation on such Security relating to the Guarantee--
Each of the Guarantors (which term includes any successor Person in such capacity under the Indenture), has fully, unconditionally and absolutely guaranteed, to the extent set forth in the Indenture and subject to the provisions in the Indenture, the due and punctual payment of the principal of, and premium, if any, and interest on the Securities and all other amounts due and payable under the Indenture and the Securities by the Company. The obligations of the Guarantors to the Holders of Securities and to the Trustee
pursuant to the Guarantee and the Indenture are expressly set forth in Article
Fourteen of the Indenture and reference is hereby made to the Indenture for the precise terms of the Guarantee.

                                             Guarantors:

                                             [NAME OF EACH GUARANTOR]
                                             By:    ____________________________
                                                    ___________________________]

Section 2.4. Global Securities.

     Every Global Security authenticated and delivered hereunder shall bear a legend in substantially the following form:

          THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE
          HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY
          OR A NOMINEE THEREOF. THIS SECURITY MAY NOT BE TRANSFERRED TO, OR
          REGISTERED OR EXCHANGED FOR SECURITIES REGISTERED IN THE NAME OF, ANY
          PERSON OTHER THAN THE DEPOSITARY OR A NOMINEE THEREOF AND NO SUCH
          TRANSFER MAY BE REGISTERED, EXCEPT IN THE LIMITED CIRCUMSTANCES
          DESCRIBED IN THE INDENTURE.

          EVERY SECURITY AUTHENTICATED AND DELIVERED UPON REGISTRATION OF
          TRANSFER OF, OR IN EXCHANGE FOR OR IN LIEU OF, THIS SECURITY SHALL BE
          A GLOBAL SECURITY SUBJECT TO THE FOREGOING, EXCEPT IN SUCH LIMITED
          CIRCUMSTANCES.

     If Securities of a series are issuable in whole or in part in the form of one or more Global Securities, as specified as contemplated by Section 3.1, then, notwithstanding clause (9) of Section 3.1 and the provisions of Section
3.2, any Global Security shall represent such of the Outstanding Securities of such series as shall be specified therein and may provide that it shall represent the aggregate amount of Outstanding Securities from time to time endorsed thereon and that the aggregate amount of Outstanding Securities

                                       21

represented thereby may from time to time be reduced or increased, as the case may be, to reflect exchanges. Any endorsement of a Global Security to reflect the amount, or any reduction or increase in the amount, of Outstanding
Securities represented thereby shall be made in such manner and upon instructions given by such Person or Persons as shall be specified therein or in a Company Order. Subject to the provisions of Sections 3.3, 3.4 and 3.5, the
Trustee shall deliver and redeliver any Global Security in the manner and upon instructions given by the Person or Persons specified therein or in the applicable Company Order. Any instructions by the Company with respect to endorsement or delivery or redelivery of a Global Security shall be in a Company
Order (which need not comply with Section 1.3 and need not be accompanied by an
Opinion of Counsel).

     The provisions of the last sentence of Section 3.3 shall apply to any
Security represented by a Global Security if such Security was never issued and sold by the Company and the Company delivers to the Trustee the Global Security together with a Company Order (which need not comply with Section 1.3 and need not be accompanied by an Opinion of Counsel) with regard to the reduction or increase, as the case may be, in the principal amount of Securities represented thereby, together with the written statement contemplated by the last sentence of Section 3.3.

Section 2.5. Form of Trustee's Certificate of Authentication.

     The Trustee's certificate(s) of authentication shall be in substantially the following form:

     This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

                                            [                     ],
                                            as Trustee

                                            By: _______________________________
                                                Authorized Officer
                                 ARTICLE THREE
                                 THE SECURITIES

Section 3.1. Amount Unlimited; Issuable in Series.

     The aggregate principal amount of Securities which may be authenticated and delivered under this Indenture is unlimited.

     The Securities may be issued in one or more series. There shall be established in or pursuant to a Board Resolution, and set forth, or determined in the manner provided, in an Officer's Certificate, or established in one or more indentures supplemental hereto, prior to the issuance of Securities of any series,

          (1) the title of the Securities of the series (which shall distinguish the Securities of the series from all other Securities and which may be part of a series of Securities previously issued);

          (2) any limit upon the aggregate principal amount of the Securities of the series which may be authenticated and delivered under this Indenture
     (except for Securities authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Securities of the

                                       22

     series pursuant to Sections 3.4, 3.5, 3.6, 9.6 or 11.7 and except for any
     Securities which, pursuant to Section 3.3, are deemed never to have been authenticated and delivered hereunder);

          (3) the Person to whom any interest on a Security of the series shall be payable, if other than the Person in whose name that Security (or one or more Predecessor Securities) is registered at the close of business on the
     Regular Record Date for such interest;

          (4) the date or dates on which the principal of the Securities of the series is payable or the method of determination thereof;

          (5) the rate or rates at which the Securities of the series shall bear interest, if any, or the formula, method or provision pursuant to which such rate or rates are determined, the date or dates from which such interest shall accrue or the method of determination thereof, the Interest
     Payment Dates on which such interest shall be payable and the Regular
     Record Date for the interest payable on any Interest Payment Date;

          (6) the place or places where, subject to the provisions of Section
     10.2, the principal of and any premium and interest on Securities of the series shall be payable, Securities of the series may be surrendered for registration of transfer, Securities of the series may be surrendered for exchange and notices, and demands to or upon the Company in respect of the
     Securities of the series and this Indenture may be served;

          (7) the period or periods within which, the price or prices at which and the terms and conditions upon which Securities of the series may be redeemed, in whole or in part, at the option of the Company;

          (8) the obligation, if any, of the Company to redeem or purchase
     Securities of the series pursuant to any sinking fund or analogous provisions or at the option of a Holder thereof and the period or periods within which, the price or prices at which and the terms and conditions upon which Securities of the series shall be redeemed or purchased, in whole or in part, pursuant to such obligation;

          (9) if other than denominations of $1,000 and any integral multiple thereof, the denominations in which Securities of the series shall be issuable;

          (10) whether payment of principal of and premium, if any, and interest, if any, on the Securities of the series shall be without deduction for taxes, assessments or governmental charges paid by Holders of the series;

          (11) if other than the principal amount thereof, the portion of the principal amount of Securities of the series which shall be payable upon declaration of acceleration of the Maturity thereof pursuant to Section
     5.2;

          (12) if the amount of payments of principal of and any premium or interest on the Securities of the series may be determined with reference to an index, the manner in which such amounts shall be determined;

          (13) if and as applicable, that the Securities of the series shall be issuable in whole or in part in the form of one or more Global Securities and, in such case, the Depositary or Depositaries for such Global Security or Global Securities and any circumstances other than those

                                       23

     set forth in Section 3.5 in which any such Global Security may be transferred to, and registered and exchanged for Securities registered in the name of, a Person other than the Depositary for such Global Security or a nominee thereof and in which any such transfer may be registered;

          (14) any deletions from, modifications of or additions to the Events of Default set forth in Section 5.1 or the covenants of the Company set forth in Article Ten with respect to the Securities of such series;

          (15) whether and under what circumstances the Company will pay additional amounts on the Securities of the series held by a Person who is not a U.S. person in respect of any tax, assessment or governmental charge withheld or deducted and, if so, whether the Company will have the option to redeem the Securities of the series rather than pay such additional amounts;

          (16) if the Securities of the series are to be issuable in definitive form (whether upon original issue or upon exchange of a temporary Security of such series) only upon receipt of certain certificates or other documents or satisfaction of other conditions, the form and terms of such certificates, documents or conditions;

          (17) if the Securities of the series are to be convertible into or exchangeable for any other security or property of the Company, including, without limitation, securities of another Person held by the Company or its
     Affiliates and, if so, the terms thereof;

          (18) if other than as provided in Sections 13.2 and 13.3, the means of defeasance or covenant defeasance as may be specified for the Securities of the Series;

          (19) if other than the Trustee, the identity of the initial Security
     Registrar and any initial Paying Agent;

          (20) whether the Securities of the series will be guaranteed pursuant to the Guarantee, any modifications to the terms of Article Fourteen applicable to the Securities of such series and the applicability of any other guarantees; and

          (21) any other terms of the series (which terms shall not be inconsistent with the provisions of this Indenture).

     All Securities of any one series shall be substantially identical except as to denomination and except as may otherwise be provided in or pursuant to the
Board Resolution referred to above and (subject to Section 3.3) set forth, or determined in the manner provided, in the Officer's Certificate referred to above or in any such indenture supplemental hereto.

     All Securities of any one series need not be issued at the same time and, unless otherwise provided, a series may be reopened, without the consent of the
Holders, for increases in the aggregate principal amount of such series of
Securities and issuances of additional Securities of such series or for the establishment of additional terms with respect to the Securities of such series.

     If any of the terms of the series are established by action taken by or pursuant to a Board Resolution, a copy of an appropriate record of such action shall be certified by an authorized officer or other authorized person on behalf of the Company and, if applicable, the Guarantors and delivered to the Trustee at or prior to the delivery of the Officer's Certificate setting forth, or providing the manner for determining, the terms of the series.

                                       24

     With respect to Securities of a series subject to a Periodic Offering, such
Board Resolution or Officer's Certificate may provide general terms for
Securities of such series and provide either that the specific terms of particular Securities of such series shall be specified in a Company Order or that such terms shall be determined by the Company and, if applicable, the
Guarantors or one or more agents thereof designated in an Officer's Certificate, in accordance with a Company Order.

Section 3.2. Denominations.

     The Securities of each series shall be issuable in registered form without coupons in such denominations as shall be specified as contemplated by Section
3.1. In the absence of any such provisions with respect to the Securities of any series, the Securities of such series shall be issuable in denominations of
$1,000 and any integral multiple thereof.

Section 3.3. Execution, Authentication, Delivery and Dating.

     The Securities shall be executed on behalf of the Company by its Chairman of the Board, its Chief Executive Officer, its President, its Chief Financial
Officer or any of its Vice Presidents and need not be attested. The signature of any of these officers on the Securities may be manual or facsimile. Any
Guarantee endorsed on the Securities shall be executed on behalf of the applicable Guarantor by its Chairman of the Board, its Chief Executive Officer,
its President, its Chief Financial Officer or any of its Vice Presidents and
need not be attested.

     Securities and any Guarantee bearing the manual or facsimile signatures of individuals who were at any time the proper officers of the Company or a
Guarantor, as the case may be, shall bind the Company or such Guarantor, as the case may be, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Securities or did not hold such offices at the date of such Securities.

     At any time and from time to time after the execution and delivery of this
Indenture, the Company may deliver Securities of any series executed by the
Company to the Trustee for authentication, together with a Company Order for the authentication and delivery of such Securities, and the Trustee in accordance with the Company Order shall authenticate and deliver such Securities; provided, however, that in the case of Securities offered in a Periodic Offering, the
Trustee shall authenticate and deliver such Securities from time to time in accordance with such other procedures (including, without limitation, the receipt by the Trustee of oral or electronic instructions from the Company or its duly authorized agents, thereafter promptly confirmed in writing) acceptable to the Trustee as may be specified by or pursuant to a Company Order delivered to the Trustee prior to the time of the first authentication of Securities of such series. If the forms or terms of the Securities of the series have been established in or pursuant to one or more Board Resolutions as permitted by
Sections 2.1 and 3.1, in authenticating such Securities, and accepting the additional responsibilities under this Indenture in relation to such Securities, the Trustee shall be entitled to receive such documents as it may reasonably request. The Trustee shall also be entitled to receive, and (subject to Section
6.1) shall be fully protected in relying upon, an Opinion of Counsel stating,

               (a) if the form or forms of such Securities has been established in or pursuant to a Board Resolution as permitted by Section 2.1, that each such form has been established in conformity with the provisions of this Indenture;

               (b) if the terms of such Securities have been, or in the case of
          Securities of a series offered in a Periodic Offering will be, established in or pursuant to a Board Resolution as permitted by
          Section 3.1, that such terms have been, or in the case of

                                       25

          Securities of a series offered in a Periodic Offering will be, established in conformity with the provisions of this Indenture, subject, in the case of Securities of a series offered in a Periodic
          Offering, to any conditions specified in such Opinion of Counsel; and

               (c) that such Securities when authenticated and delivered by the
          Trustee and issued by the Company in the manner and subject to any conditions and assumptions specified in such Opinion of Counsel, will constitute valid and legally binding obligations of the Company and, if applicable, the Guarantors, enforceable in accordance with their terms, subject to the following limitations: (i) bankruptcy, insolvency, moratorium, reorganization, liquidation, fraudulent conveyance or transfer and other similar laws of general applicability relating to or affecting the enforcement of creditors' rights, or to general equity principles, (ii) the availability of equitable remedies being subject to the discretion of the court to which application therefor is made; and (iii) such other usual and customary matters as shall be specified in such Opinion of Counsel.

     If such form or forms or terms have been so established, the Trustee shall not be required to authenticate such Securities if the issue of such Securities pursuant to this Indenture will affect the Trustee's own rights, duties or immunities under the Securities and this Indenture or otherwise in a manner which is not reasonably acceptable to the Trustee.

     Notwithstanding the provisions of Section 3.1 and of the preceding paragraph, if all Securities of a series are not to be originally issued at one time, it shall not be necessary to deliver the Officer's Certificate otherwise required pursuant to Section 3.1 or the Company Order and Opinion of Counsel
otherwise required pursuant to such preceding paragraph at or prior to the time of authentication of each Security of such series if such documents are delivered at or prior to the authentication upon original issuance of the first
Security of such series to be issued.

     With respect to Securities of a series offered in a Periodic Offering, the
Trustee may rely, as to the authorization by the Company of any of such
Securities, the form or forms and terms thereof and the legality, validity, binding effect and enforceability thereof, upon the Opinion of Counsel and the other documents delivered pursuant to Sections 2.1 and 3.1 and this Section, as applicable, in connection with the first authentication of Securities of such series.

         Each Security shall be dated the date of its authentication.
     No Security, nor any Guarantee endorsed thereon, shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose unless there appears on such Security a certificate of authentication substantially in the form provided for herein executed by the Trustee by manual signature of an authorized officer, and such certificate upon any Security shall be conclusive evidence, and the only evidence, that such Security has been duly authenticated and delivered hereunder and is entitled to the benefits of this Indenture.
Notwithstanding the foregoing, if any Security shall have been authenticated and delivered hereunder but never issued and sold by the Company, and the Company shall deliver such Security to the Trustee for cancellation as provided in
Section 3.9 for all purposes of this Indenture such Security shall be deemed never to have been authenticated and delivered hereunder and shall never be entitled to the benefits of this Indenture.

Section 3.4. Temporary Securities.

     Pending the preparation of Definitive Securities of any series, the Company may execute, and upon Company Order the Trustee shall authenticate and deliver, temporary Securities which are printed, lithographed, typewritten, mimeographed or otherwise produced, in any authorized denomination, substantially of the

                                       26

tenor of the  Definitive  Securities  in lieu of which  they are issued and with such appropriate  insertions,  omissions,  substitutions and other variations as the officers  executing such  Securities  may  determine,  as evidenced by their execution of such Securities.

     If temporary  Securities  of any series are issued,  the Company will cause
Definitive  Securities of that series to be prepared without unreasonable delay.
After the  preparation  of Definitive  Securities of such series,  the temporary
Securities of such series shall be  exchangeable  for  Definitive  Securities of such series upon  surrender of the  temporary  Securities  of such series at the office or agency of the Company in a Place of Payment for that  series,  without charge  to the  Holder.  Upon  surrender  for  cancellation  of any  one or more temporary  Securities  of any series the Company  shall  execute and the Trustee shall  authenticate and deliver in exchange  therefor a like principal amount of
Definitive Securities of the same series and tenor of authorized  denominations.
Until so exchanged the temporary  Securities of any series shall in all respects be entitled to the same benefits under this  Indenture as Definitive  Securities of such series.

Section 3.5. Registration, Registration of Transfer and Exchange.

     The  Company  shall cause to be kept at the office or agency of the Company in the  Borough  of  Manhattan,  the City of New York or in any other  office or agency of the Company in a Place of Payment  required by Section 10.2 a register
(the register  maintained in such office being herein  sometimes  referred to as the "Security Register") in which, subject to such reasonable  regulations as it may prescribe,  the Company shall provide for the registration of Securities and of  transfers  of  Securities.  The Trustee is hereby  appointed  as the initial
"Security Registrar" for the purpose of registering  Securities and transfers of
Securities as herein provided and its corporate trust office, which, at the date hereof,  is located at [ ], [NEW YORK,  NEW YORK] [ ], is the initial  office or agency in the  Borough  of  Manhattan  where  the  Securities  Register  will be maintained. The Company may at any time replace such Security Registrar,  change such office or agency or act as its own  Security  Registrar.  The Company  will give  prompt  written  notice  to the  Trustee  of any  change  of the  Security
Registrar or of the location of such office or agency.

     Upon surrender for  registration  of transfer of any Security of any series at the office or agency  maintained  pursuant to Section 10.2 for such  purpose, the Company and, if applicable,  the Guarantors  shall execute,  and the Trustee shall  authenticate  and deliver,  in the name of the  designated  transferee or transferees,  one or more new Securities,  with an endorsement of the Guarantee, if applicable,  executed by the Guarantors, of the same series and tenor, of any authorized denominations and of a like aggregate principal amount.

     At the option of the  Holder,  Securities  of any  series  (except a Global
Security) may be exchanged for other Securities of the same series and tenor, of any authorized  denominations  and of a like aggregate  principal  amount,  upon surrender of the  Securities to be exchanged at such office or agency.  Whenever any Securities are so surrendered for exchange,  the Company and, if applicable, the Guarantors shall execute and the Trustee shall authenticate and deliver, the
Securities, with an endorsement of the Guarantee, if applicable, executed by the
Guarantors, which the Holder making the exchange is entitled to receive.

     All  Securities  issued  upon any  registration  of transfer or exchange of
Securities shall be the valid obligations of the Company and, if applicable, the
Guarantors  evidencing  the same debt,  and entitled to the same benefits  under this Indenture, as the Securities surrendered upon such registration of transfer or exchange.

                                       27

     Every Security presented or surrendered for registration of transfer or for exchange  shall (if so required by the Company or the Trustee) be duly endorsed, or be accompanied by a written  instrument of transfer in form  satisfactory  to the Company and the Security  Registrar duly executed,  by the Holder thereof or his attorney duly authorized in writing.

     No  service  charge  shall  be made for any  registration  of  transfer  or exchange of Securities,  but the Company may require payment of a sum sufficient to cover any tax or other governmental  charge that may be imposed in connection with any  registration  of  transfer  or  exchange  of  Securities,  other  than exchanges pursuant to Section 3.4, 9.6 or 11.7 not involving any transfer.

     The Company shall not be required (i) to issue, register the transfer of or exchange  Securities of any series during a period  beginning at, the opening of business  15 days  before the day of the  mailing of a notice of  redemption  of
Securities of that series selected for redemption  under Section 11.3 and ending at the close of business  on the day of such  mailing,  or (ii) to register  the transfer of or exchange any Security so selected for  redemption  in whole or in part, except the unredeemed portion of any Security being redeemed in part.

     Notwithstanding  any  other  provisions  of this  Indenture  and  except as otherwise  specified  with respect to any  particular  series of  Securities  as contemplated by Section 3.1, a Global Security  representing all or a portion of the  Securities  of a series  may not be  transferred,  except as a whole by the
Depositary  for such series to a nominee of such  Depositary  or by a nominee of such  Depositary to such  Depositary or another nominee of such Depositary or by such Depositary or any such nominee to a successor Depositary for such series or a  nominee  of such  successor  Depositary.  Every  Security  authenticated  and delivered upon registration of, transfer of, or in exchange for or in lieu of, a
Global  Security  shall be a  Global  Security  except  as  provided  in the two paragraphs immediately following.

     If at any time the Depositary for any Securities of a series represented by one or more Global  Securities  notifies  the Company  that it is  unwilling  or unable to  continue  as  Depositary  for such  Securities  or if at any time the
Depositary  for such  Securities  shall no longer be  eligible  to  continue  as
Depositary under Section 1.1 or ceases to be a clearing agency  registered under the Exchange Act, the Company shall appoint a successor  Depositary with respect to such  Securities.  If a  successor  Depositary  for  such  Securities  is not appointed by the Company  within 90 days after the Company  receives such notice or becomes  aware of such  ineligibility,  the  Company's  election  pursuant to
Section 3.1 that such Securities be represented by one or more Global Securities shall no longer be effective and the Company and, if applicable,  the Guarantors will  execute  and  the  Trustee,  upon  receipt  of a  Company  Order  for  the authentication  and  delivery of  Definitive  Securities  of such  series,  will authenticate and deliver,  Securities,  with an endorsement of the Guarantee, if applicable,  executed by the Guarantors, of such series in definitive registered form without coupons, in any authorized denominations, in an aggregate principal amount  equal to the  principal  amount of the  Global  Security  or  Securities representing  such Securities in exchange for such Global Security or Securities registered in the names of such Persons as the Depositary shall direct.

     The Company may at any time and in its sole  discretion  determine that the
Securities  of any series  issued in the form of one or more  Global  Securities shall no longer be represented by a Global Security or Securities. In such event the Company and, if  applicable,  the  Guarantors  will execute and the Trustee, upon  receipt of a Company  Order for the  authentication  and  delivery  of the
Definitive Securities of such series, will authenticate and deliver, Securities, with an endorsement of the Guarantee, if applicable, executed by the Guarantors, of such series in definitive  registered form without coupons, in any authorized denominations, in an aggregate principal amount equal to the principal amount of the Global Security or Securities  representing  such Securities in exchange for such Global  Security or  Securities  registered in the names of such Persons as the Depositary shall direct.

                                       28

     If  specified  by the  Company  pursuant  to  Section  3.1 with  respect to
Securities  represented  by a Global  Security,  the  Depositary for such Global
Security may surrender such Global  Security in exchange in whole or in part for
Securities  of the same series and tenor in definitive  registered  form on such terms as are  acceptable  to the Company  and such  Depositary.  Thereupon,  the
Company and, if applicable,  the Guarantors shall execute, and the Trustee, upon receipt of a Company Order for the  authentication and delivery of Securities in definitive  registered  form, shall  authenticate  and deliver,  without service charge,

          (1) to the Person  specified  by such  Depositary  a new  Security  or
     Securities,  with an endorsement of the Guarantee, if applicable,  executed by  the  Guarantors,  of the  same  series  and  tenor,  of any  authorized denominations as requested by such Person, in an aggregate principal amount equal to and in  exchange  for such  Person's  beneficial  interest  in the
     Global Security; and

          (2) to such Depositary a new Global Security, with an endorsement of the Guarantee, if applicable, executed by the Guarantors, in a denomination equal to the difference, if any, between the principal amount of the surrendered Global Security and the aggregate principal amount of
     Securities authenticated and delivered pursuant to clause (1) above.

Every Person who takes or holds any beneficial interest in a Global Security agrees that:

               (a) the Company, the Guarantors (if applicable) and the Trustee may deal with the Depositary as sole owner of the Global Security and as the authorized representative of such Person;

               (b) such Person's rights in the Global Security shall be
          exercised only through the Depositary and shall be limited to those established by law and agreement between such Person and the
          Depositary and/or direct and indirect participants of the Depositary;

               (c) the Depositary and its participants make book-entry transfers of beneficial ownership among, and receive and transmit distributions of principal and interest on the Global Securities to, such Persons in accordance with their own procedures; and

               (d) none of the Company, the Guarantors (if applicable), the
          Trustee, nor any agent of any of them will have any responsibility or liability for any aspect of the records relating to or payments made on account of beneficial ownership interests of a Global Security or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests.

Section 3.6. Mutilated, Destroyed, Lost and Stolen Securities.

     If any mutilated Security is surrendered to the Trustee, together with, in proper cases, such security or indemnity as may be required by the Company, the
Guarantors (if applicable) or the Trustee to save each of them and any agent of any of them harmless, the Company shall execute and the Trustee shall authenticate and deliver in exchange therefor a new Security, with an endorsement of the Guarantee, if applicable, executed by the Guarantors, of the same series and of like tenor and principal amount and bearing a number not contemporaneously outstanding.

     If there shall be delivered to the Company, the Guarantors (if applicable)
and the Trustee (i) evidence to their satisfaction of the destruction, loss or theft of any Security and (ii) such security or indemnity as may be required by them to save each of them and any agent of either of them harmless, then, in the

                                       29

absence of notice to the Company or the Trustee that such Security has been acquired by a bona fide purchaser, the Company and, if applicable, the
Guarantors shall execute and upon its request the Trustee shall authenticate and deliver, in lieu of any such destroyed, lost or stolen Security, a new Security, with an endorsement of the Guarantee, if applicable, executed by the Guarantors, of the same series and of like tenor and principal amount and bearing a number not contemporaneously outstanding.

     In case any such mutilated, destroyed, lost or stolen Security has become or is about to become due and payable, the Company in its discretion may, instead of issuing a new Security, pay such Security.

     Upon the issuance of any new Security under this Section, the Company may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee) connected therewith.

     Every new Security of any series issued pursuant to this Section in lieu of any destroyed, lost or stolen Security shall constitute an original additional contractual obligation of the Company and, if applicable, the Guarantors, whether or not the destroyed, lost or stolen Security shall be at any time enforceable by anyone, and shall be entitled to all the benefits of this
Indenture equally and proportionately with any and all other Securities of that series duly issued hereunder.

     The provisions of this Section are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities.

Section 3.7. Payment of Interest; Interest Rights Preserved.

     Except as otherwise provided as contemplated by Section 3.1 with respect to any series of Securities, interest on any Security which is payable, and is punctually paid or duly provided for, on any Interest Payment Date shall be paid to the Person in whose name that Security (or one or more Predecessor
Securities) is registered at the close of business on the Regular Record Date for such interest.

     Any interest on any Security of any series which is payable, but is not punctually paid or duly provided for, on any Interest Payment Date (herein called "Defaulted Interest") shall forthwith cease to be payable to the Holder on the relevant Regular Record Date by virtue of having been such Holder, and such Defaulted Interest may be paid by the Company, at its election in each case, as provided in clause (1) or (2) below:

          (1) The Company may elect to make payment of any Defaulted Interest to the Persons in whose names the Securities of such series (or their respective Predecessor Securities) are registered at the close of business on a Special Record Date for the payment of such Defaulted Interest, which shall be fixed in the following manner. The Company shall notify the
     Trustee in writing of the amount of Defaulted Interest proposed to be paid on each Security of such series and the date of the proposed payment, and at the same time the Company shall deposit with the Trustee an amount of money equal to the aggregate amount proposed to be paid in respect of such
     Defaulted Interest or shall make arrangements satisfactory to the Trustee for such deposit prior to the date of the proposed payment, such money when deposited to be held in trust for the benefit of the Persons entitled to such Defaulted Interest as in this clause provided. Thereupon, the Trustee shall fix a Special Record Date for the payment of such Defaulted Interest which shall be not more than 15 days and not less than 10 days prior to the date of the proposed payment and not less than 10 days after the receipt by the Trustee of the notice of the proposed payment. The Trustee shall promptly notify the Company of such Special Record Date and, in the name and at the expense of the Company, shall cause notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor

                                       30

     to be mailed, first-class postage prepaid, to each Holder of Securities of such series at his address as it appears in the Security Register, not less than 10 days prior to such Special Record Date. Notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor having been so mailed, such Defaulted Interest shall be paid to the Persons in whose names the Securities of such series (or their respective
     Predecessor Securities) are registered at the close of business on such
     Special Record Date and shall no longer be payable pursuant to the following clause (2).

          (2) The Company may make payment of any Defaulted Interest on the
     Securities of any series in any other lawful manner not inconsistent with the requirements of any securities exchange on which such Securities may be listed, and upon such notice as may be required by such exchange, if, after notice given by the Company to the Trustee of the proposed payment pursuant to this clause, such manner of payment shall be deemed practicable by the
     Trustee.

Subject to the foregoing provisions of this Section, each Security delivered under this Indenture upon registration of transfer of or in exchange for or in lieu of any other Security shall carry the rights to interest accrued and unpaid, and to accrue, which were carried by such other Security.

Section 3.8. Persons Deemed Owners.

     Except as otherwise provided as contemplated by Section 3.1 with respect to any series of Securities, prior to due presentment of a Security for registration of transfer, the Company, the Trustee and, if applicable, the
Guarantors and any agent thereof may treat the Person in whose name such
Security is registered as the owner of such Security for the purpose of receiving payment of principal of and any premium and (subject to Sections 3.5 and 3.7) any interest on such Security and for all other purposes whatsoever, whether or not such Security be overdue, and none of the Company, the Trustee nor, if applicable, the Guarantors nor any agent of any of them shall be affected by notice to the contrary.

     No holder of any beneficial interest in any Global Security held on its behalf by a Depositary shall have any rights under this Indenture with respect to such Global Security, and such Depositary may be treated by the Company, the
Trustee, and, if applicable, the Guarantors and any agent of thereof as the owner of such Global Security for all purposes whatsoever.

Section 3.9. Cancellation.

     All Securities surrendered for payment, redemption, registration of transfer or exchange or for credit against any sinking fund payment shall, if surrendered to any Person other than the Trustee, be delivered to the Trustee and shall be promptly canceled by it. The Company may at any time deliver to the
Trustee for cancellation any Securities previously authenticated and delivered hereunder which the Company may have acquired in any manner whatsoever, and may deliver to the Trustee (or to any other Person for delivery to the Trustee) for cancellation any Securities previously authenticated hereunder which the Company has not issued and sold, and all Securities so delivered shall be promptly canceled by the Trustee. No Securities shall be authenticated in lieu of or in exchange for any Securities canceled as provided in this Section, except as expressly permitted by this Indenture. All canceled Securities held by the
Trustee shall be disposed of in accordance with its customary practices, and the
Trustee shall thereafter deliver to the Company a certificate with respect to such disposition.

Section 3.10. Computation of Interest.

     Except as otherwise specified as contemplated by Section 3.1 for Securities of any series, interest on the Securities of each series shall be computed on the basis of a year of twelve 30-day months.

                                       31

Section 3.11. CUSIP or CINS Numbers.

     The Company in issuing the Securities may use "CUSIP" or "CINS" numbers (if then generally in use, and in addition to the other identification numbers printed on the Securities), and, if so, the Trustee shall use "CUSIP" or "CINS"
numbers in notices of redemption as a convenience to Holders; provided, however, that any such notice may state that no representation is made as to the correctness of such "CUSIP" or "CINS" numbers either as printed on the
Securities or as contained in any notice of a redemption and that reliance may be placed only on the other identification numbers printed on the Securities, and any such redemption shall not be affected by any defect in or omission of such "CUSIP" or "CINS" numbers.

                                  ARTICLE FOUR
                           SATISFACTION AND DISCHARGE

Section 4.1. Satisfaction and Discharge of Indenture.

     This Indenture shall cease to be of further effect with respect to the
Securities of any series (except as to any surviving rights of registration of transfer or exchange of Securities herein expressly provided for), and the
Trustee, upon Company Request and at the expense of the Company, shall execute proper instruments acknowledging satisfaction and discharge of this Indenture with respect to such Securities, when:

          (1) either

               (a) all such Securities theretofore authenticated and delivered
          (other than (i) such Securities which have been destroyed, lost or stolen and which have been replaced or paid as provided in Section
          3.6, and (ii) such Securities for whose payment money has theretofore been deposited in trust or segregated and held in trust by the Company and thereafter repaid to the Company or discharged from such trust, as provided in Section 1.3) have been delivered to the Trustee for cancellation; or

               (b) all such Securities not theretofore delivered to the Trustee for cancellation

                    (1) have become due and payable, or
                    (2) will become due and payable at their Stated Maturity
               within one year, or
                    (3) are to be called for redemption within one year under
               arrangements satisfactory to the Trustee for the giving of notice of redemption by the Trustee in the name, and at the expense, of the Company,

          and the Company, in the case of (1), (2) or (3) above, has deposited or caused to be deposited with the Trustee as trust funds in trust for such purpose an amount sufficient to pay and discharge the entire indebtedness on such Securities not theretofore delivered to the
          Trustee for cancellation, for principal (and premium, if any) and interest to the date of such deposit (in the case of Securities which have become due and payable) or to the Stated Maturity or Redemption
          Date, as the case may be;

          (2) the Company has paid or caused to be paid all other sums payable hereunder by the Company with respect to such Securities; and

                                       32

          (3) the Company has delivered to the Trustee an Officer's Certificate and an Opinion of Counsel, each stating that all conditions precedent herein provided for relating to the satisfaction and discharge of this
     Indenture with respect to such Securities have been complied with.

Notwithstanding the satisfaction and discharge of this Indenture with respect to the Securities of any series, (x) the obligations of the Company to the Trustee under Section 6.7, the obligations of the Trustee to any Authenticating Agent under Section 6.14 and the right of the Trustee to resign under Section 6.10 shall survive, and (y) if money shall have been deposited with the Trustee pursuant to subclause (B) of clause (1) of this Section, the obligations of the
Company and the Trustee under Section 4.2, 6.6 and 10.2 and the last paragraph of Section 10.3 shall survive.

Section 4.2. Application of Trust Money.

          Subject to the provisions of the last paragraph of Section 10.3, all money deposited with the Trustee pursuant to Section 4.1 shall be held in trust and applied by it, in accordance with the provisions of the
     Securities and this Indenture, to the payment, either directly or through any Paying Agent (including the Company acting as its own Paying Agent) as the Trustee may determine, to the Persons entitled thereto, of the principal and any premium and interest for whose payment such money has been deposited with the Trustee.
                                  ARTICLE FIVE
                                    REMEDIES

Section 5.1. Events of Default.

     "Event of Default", wherever used herein with respect to Securities of any series, means any one of the following events (whatever the reason for such
Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

          (1) default in the payment of any interest upon any Security of that series when it becomes due and payable, and continuance of such default for a period of 30 days (whether or not such payment is prohibited by the provisions of Article Fifteen hereof); or

          (2) default in the payment of the principal of (or premium, if any,
     on) any Security of that series at its Maturity (whether or not such payment is prohibited by the provisions of Article Fifteen hereof); or

          (3) default in the performance, or breach, of any covenant set forth in Article X in this Indenture (other than a covenant a default in whose performance or whose breach is elsewhere in this Section specifically dealt with or which has expressly been included in this Indenture solely for the benefit of series of Securities other than that series), and continuance of such default or breach for a period of 90 days after there has been given, by registered or certified mail, to the Company by the Trustee or to the
     Company and the Trustee by the Holders of at least 25% in principal amount of the Outstanding Securities of that series a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a "Notice of Default" hereunder; or (4) default in the performance, or breach, of any covenant in this Indenture (other than a covenant in Article X or any other covenant a default in whose performance

                                       33

     or whose breach is elsewhere in this Section specifically dealt with or which has expressly been included in this Indenture solely for the benefit of series of Securities other than that series), and continuance of such default or breach for a period of 180 days after there has been given, by registered or certified mail, to the Company by the Trustee or to the
     Company and the Trustee by the Holders of at least 25% in principal amount of the Outstanding Securities of that series a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a "Notice of Default" hereunder; or

          (5) the Company pursuant to or within the meaning of any Bankruptcy
     Law (a) commences a voluntary case, (b) consents to the entry of any order for relief against it in an involuntary case, (c) consents to the appointment of a Custodian of it or for all or substantially all of its property, or (d) makes a general assignment for the benefit of its creditors; or

          (6) a court of competent jurisdiction enters an order or decree under any Bankruptcy Law that (a) is for relief against the Company in an involuntary case, (b) appoints a Custodian of the Company or for all or substantially all of its property, or (c) orders the liquidation of the
     Company; and the order or decree remains unstayed and in effect for 90 consecutive days; or

          (7) default in the deposit of any sinking fund payment when due; or

          (8) any other Event of Default provided with respect to Securities of that series in accordance with Section 3.1.

Section 5.2. Acceleration of Maturity; Rescission and Annulment.

     If an Event of Default with respect to Securities of any series at the time
Outstanding occurs and is continuing, then in every such case the Trustee or the
Holders of a specified percentage in aggregate principal amount of the
Outstanding Securities of that series may declare the principal amount (or, if the Securities of that series are Original Issue Discount Securities, such portion of the principal amount as may be specified in the terms of that series)
of all of the Securities of that series to be due and payable immediately, by a notice in writing to the Company (and to the Trustee if given by Holders), and upon any such declaration such principal amount (or specified amount) shall become immediately due and payable. Notwithstanding the foregoing, if an Event of Default specified in clause (5) or (6) of Section 5.1 occurs, the Securities of any series at the time Outstanding shall be due and payable immediately without further action or notice.

     At any time after such a declaration of acceleration with respect to
Securities of any series has been made and before a judgment or decree for payment of the money due has been obtained by the Trustee as hereinafter in this
Article Five provided, the Holders of a majority in principal amount of the
Outstanding Securities of that series, by written notice to the Company and the
Trustee, may rescind and annul such declaration and its consequences if:

          (1) the Company or, if applicable, one or more of the Guarantors has paid or deposited with the Trustee a sum sufficient to pay:

               (a) all overdue interest on all Securities of that series,

               (b) the principal of (and premium, if any, on) any Securities of that series which have become due otherwise than by such declaration of acceleration and any interest thereon at the rate or rates prescribed therefor in such Securities,

                                       34

               (c) to the extent that payment of such interest is lawful, interest upon overdue interest at the rate or rates prescribed therefor in such Securities, and

               (d) all sums paid or advanced by the Trustee hereunder and the reasonable compensation, expenses, disbursements and advances of the
          Trustee, its agents and counsel; and

          (2) all Events of Default with respect to Securities of that series, other than the non-payment of the principal of Securities of that series which have become due solely by such declaration of acceleration, have been cured or waived as provided in Section 5.13.

No such rescission shall affect any subsequent default or impair any right consequent thereon.

Section 5.3. Collection of Indebtedness and Suits for Enforcement by Trustee.

The Company covenants that if:

          (1) default is made in the payment of any installment of interest on any Security when such interest becomes due and payable and such default continues for a period of 60 days (whether or not such payment is prohibited by the provisions of Article Fifteen herof), or
          (2) default is made in the payment of the principal of (or premium, if any, on) any Security at the Maturity thereof (whether or not such payment is prohibited by the provisions of Article Fifteen hereof),

the Company will, upon demand of the Trustee, pay to it, for the benefit of the
Holders of such Securities, the whole amount then due and payable on such
Securities for principal and any premium and interest and, to the extent that payment of such interest shall be legally enforceable, interest on any overdue principal and any premium and on any overdue interest, at the rate or rates prescribed therefor in such Securities, and, in addition thereto, such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel.

     If the Company fails to pay such amounts forthwith upon such demand, the
Trustee, in its own name and as trustee of an express trust, may institute a judicial proceeding for the collection of the sums so due and unpaid, may prosecute such proceeding to judgment or final decree and may enforce the same against the Company or, if applicable, the Guarantors or any other obligor upon such Securities and collect the moneys adjudged or decreed to be payable in the manner provided by law out of the property of the Company or, if applicable, the
Guarantors or any other obligor upon such Securities, wherever situated.

     If an Event of Default with respect to Securities of any series occurs and is continuing, the Trustee may in its discretion proceed to protect and enforce its rights and the rights of the Holders of Securities of such series by such appropriate judicial proceedings as the Trustee shall deem most effectual to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this Indenture or in aid of the exercise of any power granted herein, or to enforce any other proper remedy.

                                       35

Section 5.4. Trustee May File Proofs of Claim.

     In case of the pendency of any receivership, insolvency, liquidation, bankruptcy, reorganization, arrangement, adjustment, composition or other judicial proceeding relative to the Company or, if applicable, any Guarantor or any other obligor upon the Securities, their property or their creditors, the
Trustee (irrespective of whether the principal of the Securities shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Trustee shall have made any demand on the Company or, if applicable, the Guarantors for the payment of overdue principal or interest) shall be entitled and empowered, by intervention in such proceeding or otherwise,

          (i) to file and prove a claim for the whole amount of principal (and premium, if any) and interest owing and unpaid in respect of the Securities and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Trustee (including any claim for the reasonable compensation, expenses, disbursements and advances of the
     Trustee, its agents and counsel) and of the Holders allowed in such judicial proceeding, and

          (ii) to collect and receive any moneys or other property payable or deliverable on any such claims and to distribute the same; and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Holder to make such payments to the Trustee and, if the Trustee shall consent to the making of such payments directly to the Holders, to pay to the Trustee any amount due it for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due the Trustee under Section 6.7.

     No provision of this Indenture shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Holder any plan of reorganization, compromise, arrangement, adjustment or composition affecting the
Securities or, if applicable, the Guarantee or the rights of any Holder thereof or to authorize the Trustee to vote in respect of the claim of any Holder in any such proceeding; provided, however, that the Trustee may, on behalf of the
Holders, vote for the election of a trustee in bankruptcy or similar official and be a member of a creditors' or other similar committee.

Section 5.5. Trustee May Enforce Claims Without Possession of Securities.

     All rights of action and claims under this Indenture or the Securities may be prosecuted and enforced by the Trustee without the possession of any of the
Securities or the production thereof in any proceeding relating thereto, and any such proceeding instituted by the Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment shall, after provision for the payment of the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, be for the ratable benefit of the Holders of the Securities in respect of which such judgment has been recovered.

Section 5.6. Application of Money Collected.

     Any money collected by the Trustee pursuant to this Article Five shall be applied in the following order, at the date or dates fixed by the Trustee and, in case of the distribution of such money on account of principal or any premium or interest, upon presentation of the Securities and the notation thereon of the payment if only partially paid and upon surrender thereof if fully paid:

          FIRST: To the payment of all amounts due the Trustee under Section
     6.7;

                                       36

          SECOND: Subject to Article Fifteen, to the payment of the amounts then due and unpaid for principal of and any premium and interest on the
     Securities in respect of which or for the benefit of which such money has been collected, ratably, without preference or priority of any kind, according to the amounts due and payable on such Securities for principal and any premium and interest, respectively; and

          THIRD: The balance, if any, to the Company.

Section 5.7. Limitation on Suits.

     No Holder of any Security of any series shall have any right to institute any proceeding, judicial or otherwise, with respect to this Indenture
(including, if applicable, the Guarantee), or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless:

          (1) such Holder has previously given written notice to the Trustee of a continuing Event of Default with respect to the Securities of that series;

          (2) the Holders of not less than 25% in principal amount of the
     Outstanding Securities of that series shall have made written request to the Trustee to institute proceedings in respect of such Event of Default in its own name as Trustee hereunder;

          (3) such Holder or Holders have offered to the Trustee reasonable indemnity against the costs, expenses and liabilities to be incurred in compliance with such request;

          (4) the Trustee for 60 days after its receipt of such notice, request and offer of indemnity has failed to institute any such proceeding; and

          (5) no direction inconsistent with such written request has been given to the Trustee during such 60-day period by the Holders of a majority in principal amount of the Outstanding Securities of that series;

it being understood and intended that no one or more of such Holders shall have any right in any manner whatever by virtue of, or by availing of, any provision of this Indenture to affect, disturb or prejudice the rights of any other of such Holders, or to obtain or to seek to obtain priority or preference over any other of such Holders or to enforce any right under this Indenture, except in the manner herein provided and for the equal and ratable benefit of all such
Holders.

Section 5.8. Unconditional Right of Holders to Receive Principal, Premium and
             Interest.

     Notwithstanding any other provision in this Indenture, the Holder of any
Security shall have the right, which is absolute and unconditional, to receive payment of the principal of and any premium and (subject to Sections 3.5 and
3.7) interest on such Security on the Stated Maturity or Maturities expressed in such Security (or, in the case of redemption, on the Redemption Date) and to institute suit for the enforcement of any such payment, and such rights shall not be impaired without the consent of such Holder.

Section 5.9. Restoration of Rights and Remedies.

     If the Trustee or any Holder has instituted any proceeding to enforce any right or remedy under this Indenture and such proceeding has been discontinued
or abandoned for any reason, or has been determined adversely to the Trustee or to such Holder, then and in every such case, subject to any determination in

                                       37

such proceeding, the Company, the Guarantors, the Trustee and the Holders shall be restored severally and respectively to their former positions hereunder and thereafter all rights and remedies of the Trustee and the Holders shall continue as though no such proceeding had been instituted.

Section 5.10. Rights and Remedies Cumulative.

     Except as otherwise provided with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities in the last paragraph of Section
3.6, no right or remedy herein conferred upon or reserved to the Trustee or to the Holders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

Section 5.11. Delay or Omission Not Waiver.

     To fullest extent permitted by applicable law, no delay or omission of the
Trustee or of any Holder of any Securities to exercise any right or remedy accruing upon any Event of Default shall impair any such right or remedy or constitute a waiver of any such Event of Default or an acquiescence therein.
Every right and remedy given by this Article Five or by law to the Trustee or to the Holders may be exercised from time to time, and as often as may be deemed expedient, by the Trustee or by the Holders, as the case may be.

Section 5.12. Control by Holders.

     The Holders of not less than a majority in principal amount of the
Outstanding Securities of any series shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the
Trustee, or exercising any trust or power conferred on the Trustee, with respect to the Securities of such series; provided, however, that:

          (1) such direction shall not be in conflict with any rule of law or with this Indenture;

          (2) the Trustee may take any other action deemed proper by the Trustee which is not inconsistent with such direction; and

          (3) subject to the provisions of Section 6.1, the Trustee shall have the right to decline to follow any such direction if the Trustee in good faith shall determine that the proceeding so directed would involve the
     Trustee in personal liability.

Section 5.13. Waiver of Past Defaults.

     The Holders of not less than a majority in principal amount of the
Outstanding Securities of any series may on behalf of the Holders of all the
Securities of such series waive any past default hereunder with respect to such series and its consequences, except:

          (1) a continuing default in the payment of the principal of or any premium or interest on any Security of such series, or

          (2) a default in respect of a covenant or provision hereof which under
     Article Nine cannot be modified or amended without the consent of the
     Holder of each Outstanding Security of such series affected.

                                       38

Upon any such waiver, such default shall cease to exist, and any Event of
Default arising therefrom shall be deemed to have been cured, for every purpose of this Indenture, but no such waiver shall extend to any subsequent or other default or impair any right consequent thereon.

Section 5.14. Undertaking for Costs.

     All parties to this Indenture agree, and each Holder of any Security by his acceptance thereof shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Trustee for any action taken, suffered or omitted by it as Trustee, the filing by any party litigant, other than the Trustee, in such suit of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorneys' fees, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant; but (1) the provisions of this Section 5.14 shall not apply to any suit instituted by the Company, to any suit instituted by the Trustee, to any suit instituted by any Holder, or group of Holders, holding in the aggregate more than 10% in principal amount of the Outstanding Securities of any series, or to any suit instituted by any Holder for the enforcement of the payment of the principal of (or premium, if any) or interest on any Security on or after the Stated Maturity or Maturities expressed in such Security (or, in the case of redemption, on or after the Redemption Date).

Section 5.15. Waiver of Stay or Extension Laws.

     Each of the Company and the Guarantors covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay or extension law wherever enacted, now or at any time hereafter in force, which may affect the covenants or the performance of this Indenture; and each of the
Company and the Guarantors (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.

                                   ARTICLE SIX
                                   THE TRUSTEE

Section 6.1. Certain Duties and Responsibilities.

               (a) Except during the continuance of an Event of Default,

                    (1) the Trustee undertakes to perform such duties and only such duties as are specifically set forth in this Indenture and as are provided by the Trust Indenture Act, and, except for implied covenants or obligations under the Trust Indenture Act, no implied covenants or obligations shall be read into this
               Indenture against the Trustee; and

                    (2) in the absence of bad faith on its part, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture; but in the case of any such certificates or opinions which by any provision hereof are specifically required to be furnished to the Trustee, the Trustee shall be under a duty to examine the same to determine whether or not they conform to the requirements of this Indenture.

                                       39

               (b) In case an Event of Default has occurred and is continuing, the Trustee shall exercise such of the rights and powers vested in it by this Indenture, and use the same degree of care and skill in their exercise, as a prudent man would exercise or use under the circumstances in the conduct of his own affairs.

               (c) No provision of this Indenture shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act, or its own willful misconduct, except that

                    (1) this Subsection shall not be construed to limit the
               effect of Subsection (a) of this Section;

                    (2) the Trustee shall not be liable for any error of
               judgment made in good faith by a Responsible Officer, unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts;

                    (3) the Trustee shall not be liable with respect to any
               action taken or omitted to be taken by it in good faith in accordance with the direction of the Holders of a majority in principal amount of the Outstanding Securities of any series, given pursuant to Section 5.12, relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the
               Trustee, under this Indenture with respect to the Securities of such series; and

                    (4) no provision of this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not
               reasonably assured to it.

               (d) Whether or not therein expressly so provided, every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to the Trustee shall be subject to the provisions of this Section.

Section 6.2. Notice of Defaults.

     Within 90 days after the occurrence of any Default hereunder with respect to the Securities of any series, the Trustee shall transmit by mail to all
Holders of Securities of such series, as their names and addresses appear in the
Security Register, notice of such Default hereunder known to the Trustee, unless such Default shall have been cured or waived; provided, however, that, except in the case of a Default in the payment of the principal of or any premium or interest on any Security of such series or in the payment of any sinking fund installment with respect to Securities of such series, the Trustee shall be protected in withholding such notice if and so long as the board of directors, the executive committee or a trust committee of directors and/or Responsible
Officers of the Trustee in good faith determine that the withholding of such notice is in the interest of the Holders of Securities of such series; and, provided, further, that in the case of any Default of the character specified in
Section 5.1(3) with respect to Securities of such series, no such notice to
Holders shall be given until at least 90 days after the occurrence thereof and that in the case of any Default of the character specified in Section 5.1(4)
with respect to Securities of such series, no such notice to Holders shall be given until at least 180 days after the occurrence thereof.

                                       40

Section 6.3. Certain Rights of Trustee.

Subject to the provisions of Section 6.1:

               (a) the Trustee may conclusively rely and shall be fully
          protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

               (b) any request or direction of the Company or a Guarantor mentioned herein shall be sufficiently evidenced by a Company Request or Company Order (other than delivery of any Security to the Trustee for authentication and delivery pursuant to Section 3.3, which shall be sufficiently evidenced as provided therein) and any resolution of the Board of Directors may be sufficiently evidenced by a Board
          Resolution;

               (c) whenever in the administration of this Indenture the Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Trustee
          (unless other evidence be herein specifically prescribed) shall be entitled to receive and may, in the absence of bad faith on its part, rely upon an Officer's Certificate;

               (d) the Trustee may consult with counsel and the advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon;

               (e) the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request or direction of any of the Holders pursuant to this Indenture, unless such Holders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction;

               (f) the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document, but the Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit, and, if the Trustee shall determine to make such further inquiry or investigation, it shall be entitled to examine the books, records and premises of the Company, personally or by agent or attorney;

               (g) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys and the Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder and shall not be responsible for the supervision of officers and employees of such agents or attorneys;

               (h) the Trustee may request that the Company and, if applicable, the Guarantors deliver an Officer's Certificate setting forth the names of individuals and/or titles of officers authorized at such time

                                       41

          to take specified actions pursuant to this Indenture, which Officer's
          Certificate may be signed by any person authorized to sign an
          Officer's Certificate, including any person specified as so authorized in any such certificate previously delivered and not superseded; and

                    (i) the Trustee shall be entitled to the rights and
               protections afforded to the Trustee pursuant to this Article Six in acting as a Paying Agent or Security Registrar hereunder.

Section 6.4. Not Responsible for Recitals or Issuance of Securities.

     The recitals contained herein and in the Securities, except the Trustee's certificates of authentication, shall be taken as the statements of the Company or, if applicable, the Guarantors, and the Trustee or any Authenticating Agent
assumes no responsibility for their correctness. Neither the Trustee nor any
Authenticating Agent makes any representations as to the validity or sufficiency of this Indenture or of the Securities. The Trustee or any Authenticating Agent
shall not be accountable for the use or application by the Company of Securities or the proceeds thereof.

Section 6.5. May Hold Securities.

     The Trustee, any Authenticating Agent, any Paying Agent, any Security
Registrar or any other agent of the Company or, if applicable, any Guarantor, in its individual or any other capacity, may become the owner or pledgee of
Securities and, subject to Sections 310(b) and 311 of the Trust Indenture Act
and Sections 6.8, 6.9 and 6.13, may otherwise deal with the Company or, if applicable, the Guarantors with the same rights it would have if it were not
Trustee, Authenticating Agent, Paying Agent, Security Registrar or such other agent.

Section 6.6. Money Held in Trust.

     Money held by the Trustee in trust hereunder need not be segregated from other funds except to the extent required by law. The Trustee shall be under no liability for interest on any money received by it hereunder except as otherwise agreed in writing with the Company or, if applicable, one or more of the
Guarantors.

Section 6.7. Compensation and Reimbursement.

          The Company agrees:

          (1) to pay to the Trustee from time to time reasonable compensation for all services rendered by it hereunder (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust);

          (2) except as otherwise expressly provided herein, to reimburse the
     Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by the Trustee in accordance with any provision of this Indenture (including the reasonable compensation and the expenses and disbursements of its agents and counsel), except any such expense, disbursement or advance as may be attributable to its negligence or bad faith; and

          (3) to indemnify each of the Trustee and its officers, directors, agents and employees for, and to hold it harmless against, any loss, liability or expense incurred without negligence or willful misconduct on its part, arising out of or in connection with the acceptance or administration of the trust or trusts hereunder, including the costs and

                                       42

     expenses of defending itself against any claim or liability in connection with the exercise or performance of any of its powers or duties hereunder.

     As security for the performance of the obligations of the Company under this Section the Trustee shall have a lien prior to the Securities upon all property and funds held or collected by the Trustee as such, except funds held in trust for the payment of principal of (and premium, if any) or interest on particular Securities.

     Without limiting any rights available to the Trustee under applicable law, when the Trustee incurs expenses or renders services in connection with an Event of Default specified in Section 5.1(5) or Section 5.1(6), the expenses
(including the reasonable charges and expenses of its counsel) and the compensation for the services of the Trustee are intended to constitute expenses of administration under any applicable Bankruptcy Law.

     The provisions of this Section 6.7 shall survive the satisfaction and discharge of this Indenture and the defeasance of the Securities.

Section 6.8. Disqualification; Conflicting Interests.

     Reference is made to Section 310(b) of the Trust Indenture Act. There shall be excluded from the operation of Section 310(b)(1) of the Trust Indenture Act this Indenture with respect to the Securities of more than one series.

Section 6.9. Corporate Trustee Required; Eligibility.

     There shall at all times be a Trustee hereunder which shall be a corporation organized and doing business under the laws of the United States of
America, any State thereof or the District of Columbia, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus required by the Trust Indenture Act, subject to supervision or examination by
Federal or State authority. If such corporation publishes reports of condition at least annually, pursuant to law or to the requirements of said supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. The
Trustee shall not be an obligor upon the Securities or an Affiliate thereof. If at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section, it shall resign immediately in the manner and with the effect hereinafter specified in this Article Six.

Section 6.10. Resignation and Removal; Appointment of Successor.

               (a) No resignation or removal of the Trustee and no appointment of a successor Trustee pursuant to this Article shall become effective until the acceptance of appointment by the successor Trustee in accordance with the applicable requirements of Section 6.11.

               (b) The Trustee may resign at any time with respect to the
          Securities of one or more series by giving written notice thereof to the Company. If the instrument of acceptance by a successor Trustee required by Section 6.11 shall not have been delivered to the Trustee within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor Trustee with respect to the Securities of such series.

               (c) The Trustee may be removed at any time with respect to the
          Securities of any series by Act of the Holders of a majority in principal amount of the Outstanding Securities of such series, delivered to the Trustee and to the Company.

               (d) If at any time:
                    (1) the Trustee shall fail to comply with Section 310(b) of the Trust Indenture Act after written request therefor by the

                                       43

               Company or by any Holder who has been a bona fide Holder of a
               Security for at least six months, or
                    (2) the Trustee shall cease to be eligible under Section 6.9 and shall fail to resign after written request therefor by the
               Company or by any such Holder, or
                    (3) the Trustee shall become incapable of acting or shall be adjudged a bankrupt or insolvent or a receiver of the Trustee or of its property shall be appointed or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then, in any such case, (i) the Company by a Board
               Resolution may remove the Trustee with respect to all Securities, or (ii) subject to Section 5.14, any Holder who has been a bona fide Holder of a Security for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee with respect to all Securities and the appointment of a successor
               Trustee or Trustees.

               (e) If the Trustee shall resign, be removed or become incapable of acting, or if a vacancy shall occur in the office of Trustee for any cause, with respect to the Securities of one or more series, the
          Company, by a Board Resolution, shall promptly appoint a successor
          Trustee or Trustees with respect to the Securities of that or those series (it being understood that any such successor Trustee may be appointed with respect to the Securities of one or more or all of such series and that at any time there shall be only one Trustee with respect to the Securities of any particular series) and shall comply with the applicable requirements of Section 6.11. If, within one year after such resignation, removal or incapability, or the occurrence of such vacancy, a successor Trustee with respect to the Securities of any series shall be appointed by Act of the Holders of a majority in principal amount of the Outstanding Securities of such series delivered to the Company and the retiring Trustee, the successor
          Trustee so appointed shall, forthwith upon its acceptance of such appointment in accordance with the applicable requirements of Section
          6.11, become the successor Trustee with respect to the Securities of such series and to that extent supersede the successor Trustee appointed by the Company. If no successor Trustee with respect to the
          Securities of any series shall have been so appointed by the Company or the Holders and accepted appointment in the manner required by
          Section 6.11, any Holder who has been a bona fide Holder of a Security of such series for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the appointment of a successor Trustee with respect to the Securities of such series.

               (f) The Company shall give notice of each resignation and each removal of the Trustee with respect to the Securities of any series and each appointment of a successor Trustee with respect to the
          Securities of any series to all Holders of Securities of such series in the manner provided in Section 1.7. Each notice shall include the name of the successor Trustee with respect to the Securities of such series and the address of its Corporate Trust Office.

Section 6.11. Acceptance of Appointment by Successor.

               (a) In case of the appointment hereunder of a successor Trustee with respect to all Securities, every such successor Trustee so appointed shall execute, acknowledge and

                                       44

          deliver to the Company, the Guarantors (if applicable) and to the retiring Trustee an instrument accepting such appointment, and thereupon the resignation or removal of the retiring Trustee shall become effective and such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee; but, on the request of the
          Company or, if applicable, any Guarantor or the successor Trustee, such retiring Trustee shall, upon payment of its charges, execute and deliver an instrument transferring to such successor Trustee all the rights, powers and trusts of the retiring Trustee and shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder.

               (b) In case of the appointment hereunder of a successor Trustee with respect to the Securities of one or more (but not all) series, the Company, the Guarantors (if applicable), the retiring Trustee and each successor Trustee with respect to the Securities of one or more series shall execute and deliver an indenture supplemental hereto wherein each successor Trustee shall accept such appointment and which
          (1) shall contain such provisions as shall be necessary or desirable to transfer and confirm to, and to vest in, each successor Trustee all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series to which the appointment of such successor Trustee relates, (2) if the retiring
          Trustee is not retiring with respect to all Securities, shall contain such provisions as shall be deemed necessary or desirable to confirm that all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series as to which the retiring Trustee is not retiring shall continue to be vested in the retiring Trustee, and (3) shall add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, it being understood that nothing herein or in such supplemental indenture shall constitute such Trustees co-trustees of the same trust and that each such Trustee shall be trustee of a trust or trusts hereunder separate and apart from any trust or trusts hereunder administered by any other such Trustee; and upon the execution and delivery of such supplemental indenture the resignation or removal of the retiring Trustee shall become effective to the extent provided therein and each such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series to which the appointment of such successor
          Trustee relates; but, on request of the Company, any Guarantor (if applicable) or any successor Trustee, such retiring Trustee shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder with respect to the
          Securities of that or those series to which the appointment of such successor Trustee relates.

               (c) Upon request of any such successor Trustee, the Company and, if applicable, the Guarantors shall execute any and all instruments for more fully and certainly vesting in and confirming to such successor Trustee all such rights, powers and trusts referred to in paragraph (a) or (b) of this Section, as the case may be.

                                       45

               (d) No successor Trustee shall accept its appointment unless at the time of such acceptance such successor Trustee shall be qualified and eligible under this Article and the Trust Indenture Act.

Section 6.12. Merger, Conversion, Consolidation or Succession to Business.

     Any corporation into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to all or substantially all the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, provided such corporation shall be otherwise qualified and eligible under this Article Six, without the execution or filing of any paper or any further act on the part of any of the parties hereto. In case any Securities shall have been authenticated, but not delivered, by the Trustee then in office, any successor by merger, conversion or consolidation to such authenticating Trustee may adopt such authentication and deliver the Securities so authenticated with the same effect as if such successor Trustee had itself authenticated such Securities.

Section 6.13. Preferential Collection of Claims Against Company.

     Reference is made to Section 311 of the Trust Indenture Act. For purposes of Section 311(b) of the Trust Indenture Act,

          (1) the term "cash transaction" means any transaction in which full payment for goods or securities sold is made within seven days after delivery of the goods or securities in currency or in checks or other orders drawn upon banks or bankers and payable upon demand;

          (2) the term "self-liquidating paper" means any draft, bill of exchange, acceptance or obligation which is made, drawn, negotiated or incurred by the Company or, if applicable, any Guarantor for the purpose of financing the purchase, processing, manufacturing, shipment, storage or sale of goods, wares or merchandise and which is secured by documents evidencing title to, possession of, or a lien upon, the goods, wares or merchandise or the receivables or proceeds arising from the sale of the goods, wares or merchandise previously constituting the security, provided the security is received by the Trustee simultaneously with the creation of the creditor relationship with the Company or, if applicable, such
     Guarantor arising from the making, drawing, negotiating or incurring of the draft, bill of exchange, acceptance or obligation.

Section 6.14. Appointment of Authenticating Agent.

     The Trustee may appoint an Authenticating Agent or Agents with respect to one or more series of Securities which shall be authorized to act on behalf of the Trustee to authenticate Securities of such series issued upon exchange, registration of transfer or partial redemption thereof or pursuant to Section
3.6, and Securities so authenticated shall be entitled to the benefits of this
Indenture and shall be valid and obligatory for all purposes as if authenticated by the Trustee hereunder. Wherever reference is made in this Indenture to the authentication and delivery of Securities by the Trustee or the Trustee's certificate of authentication, such reference shall be deemed to include authentication and delivery on behalf of the Trustee by an Authenticating Agent and a certificate of authentication executed on behalf of the Trustee by an
Authenticating Agent. Each Authenticating Agent shall be acceptable to the
Company and shall at all times be a corporation organized and doing business under the laws of the United States of America, any State thereof or the
District of Columbia, authorized under such laws to act as Authenticating Agent, having a combined capital and surplus of not less than $100,000,000 and subject to supervision or examination by Federal or State authority. If such
Authenticating Agent publishes reports of condition at least annually, pursuant to law or to the requirements of said supervising or examining

                                       46

authority, then for the purposes of this Section, the combined capital and surplus of such Authenticating Agent shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time an Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, such Authenticating Agent shall resign immediately in the manner and with the effect specified in this Section.

     Any corporation into which an Authenticating Agent may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which such Authenticating Agent shall be a party, or any corporation succeeding to all or substantially all of the corporate agency or corporate trust business of an Authenticating Agent, shall continue to be an Authenticating Agent, provided such corporation shall be otherwise eligible under this Section, without the execution or filing of any paper or any further act on the part of the Trustee or the Authenticating Agent.

     An Authenticating Agent may resign at any time by giving written notice thereof to the Trustee and to the Company and, if applicable, the Guarantors.
The Trustee may at any time terminate the agency of an Authenticating Agent by giving written notice thereof to such Authenticating Agent and to the Company and, if applicable, the Guarantors. Upon receiving such a notice of resignation or upon such a termination, or in case at any time such Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, the Trustee may appoint a successor Authenticating Agent which shall be acceptable to the Company and, if applicable, the Guarantors and shall mail written notice of such appointment by first-class mail, postage prepaid, to all
Holders of Securities of the series with respect to which such Authenticating
Agent will serve, as their names and addresses appear in the Security Register.
Any successor Authenticating Agent upon acceptance of its appointment hereunder shall become vested with all the rights, powers and duties of its predecessor hereunder, with like effect as if originally named as an Authenticating Agent.
No successor Authenticating Agent shall be appointed unless eligible under the provisions of this Section.

     Except with respect to an Authenticating Agent appointed at the request of the Company or, if applicable, the Guarantors, the Trustee agrees to pay to each
Authenticating Agent from time to time reasonable compensation for its services under this Section 6.14, and the Trustee shall be entitled to be reimbursed by the Company or, if applicable, the Guarantors for such payments, subject to the provisions of Section 6.7.

     If an appointment with respect to one or more series is made pursuant to this Section 6.14, the Securities of such series may have endorsed thereon, in addition to the Trustee's certificate of authentication, an alternate certificate of authentication in the following form:

     This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

                                         [                        ],
                                         As Trustee

                                         By: ___________________________________
                                             As Authenticating Agent
                                         By: ___________________________________
                                             Authorized Officer

                                       47

                                  ARTICLE SEVEN
                HOLDERS' LISTS AND REPORTS BY TRUSTEE AND COMPANY

Section 7.1. Company to Furnish Trustee Names and Addresses of Holders.

     The Company will furnish or cause to be furnished to the Trustee:

               (a) semi-annually, not more than 15 days after each Regular
          Record Date for a series of Securities, a list for such series of
          Securities, in such form as the Trustee may reasonably require, of the names and addresses of the Holders of Securities of such series as of such Regular Record Date, and

               (b) at such other times as the Trustee may request in writing, within 30 days after the receipt by the Company of any such request, a list of similar form and content as of a date not more than 15 days prior to the time such list is furnished; provided, however, that if and so long as the Trustee shall be the Security Registrar, no such list need be furnished with respect to such series of Securities.

Section 7.2. Preservation of Information; Communications to Holders.

               (a) The Trustee shall preserve, in as current a form as is reasonably practicable, the names and addresses of Holders contained in the most recent list furnished to the Trustee as provided in
          Section 7.1 and the names and addresses of Holders received by the
          Trustee in its capacity as Security Registrar. The Trustee may destroy any list furnished to it as provided in Section 7.1 upon receipt of a new list so furnished.

               (b) If three or more Holders (herein referred to as "applicants")
          apply in writing to the Trustee, and furnish to the Trustee reasonable proof that each such applicant has owned a Security for a period of at least six months preceding the date of such application, and such application states that the applicants desire to communicate with other Holders with respect to their rights under this Indenture or under the Securities and is accompanied by a copy of the form of proxy or other communication which such applicants propose to transmit, then the Trustee shall, within five business days after the receipt of such application, at its election, either
                    (i) afford such applicants access to the information
               preserved at the time by the Trustee in accordance with Section
               7.2(a), or
                    (ii) inform such applicants as to the approximate number of
               Holders whose names and addresses appear in the information preserved at the time by the Trustee in accordance with Section
               7.2(a) , and as to the approximate cost of mailing to such
               Holders the form of proxy or other communication, if any,
               specified in such application.

               If the Trustee shall elect not to afford such applicants access to such information, the Trustee shall, upon the written request of such applicants, mail to each Holder whose name and address appear in the information preserved at the time by the Trustee in accordance with Section 7.2(a) a copy of the form of proxy or other communication which is specified in such request, with reasonable promptness after a tender to the Trustee of the material to be mailed and of payment, or provision for the payment, of the reasonable expenses of mailing,

                                       48

          unless within five days after such tender the Trustee shall mail to such applicants and file with the Commission, together with a copy of the material to be mailed, a written statement to the effect that, in the opinion of the Trustee, such mailing would be contrary to the best interest of the Holders or would be in violation of applicable law.
          Such written statement shall specify the basis of such opinion. If the
          Commission, after opportunity for a hearing upon the objections specified in the written statement so filed, shall enter an order refusing to sustain any of such objections or if, after the entry of an order sustaining one or more of such objections, the Commission shall find, after notice and opportunity for hearing, that all the objections so sustained have been met and shall enter an order so declaring, the Trustee shall mail copies of such material to all such
          Holders with reasonable promptness after the entry of such order and the renewal of such tender; otherwise the Trustee shall be relieved of any obligation or duty to such applicants respecting their application.

               (c) Every Holder of Securities, by receiving and holding the same, agrees with the Company, the Guarantors (if applicable) and the
          Trustee that none of the Company, the Guarantors (if applicable) nor the Trustee nor any agent of any of them shall be held accountable by reason of the disclosure of any such information as to the names and addresses of the Holders in accordance with Section 7.2(b), regardless of the source from which such information was derived, and that the
          Trustee shall not be held accountable by reason of mailing any material pursuant to a request made under Section 7.2(b).

Section 7.3. Reports by Trustee.

     Any Trustee's report required pursuant to Section 313(a) of the Trust
Indenture Act shall be dated as of May 15, and shall be transmitted within 60 days after May 15 of each year (but in all events at intervals of not more than
12 months), commencing with the year 2003, by mail to all Holders, as their names and addresses appear in the Security Register. A copy of each such report shall, at the time of such transmission to Holders, be filed by the Trustee with each stock exchange upon which any Securities are listed, with the Commission and with the Company. The Company will notify the Trustee when any Securities are listed on any stock exchange.

Section 7.4. Reports by Company.

         The Company shall:

               (a) file with the Trustee, within 15 days after the Company is required to file the same with the Commission, copies of the annual reports and of the information, documents and other reports (or copies of such portions of any of the foregoing as the Commission may from time to time by rules and regulations prescribe) which the Company may be required to file with the Commission pursuant to Section 13 or
          Section 15(d) of the Exchange Act; or, if the Company is not required to file information, documents or reports pursuant to either of said
          Sections, then it shall file with the Trustee and the Commission, in accordance with rules and regulations prescribed from time to time by the Commission, such of the supplementary and periodic information, documents and reports which may be required pursuant to Section 13 of the Exchange Act in respect of a security listed and registered on a national securities exchange as may be prescribed from time to time in such rules and regulations;

                                       49

               (b) file with the Trustee and the Commission, in accordance with rules and regulations prescribed from time to time by the Commission, such additional information, documents and reports with respect to compliance by the Company with the conditions and covenants of this
          Indenture as may be required from time to time by such rules and regulations; and

               (c) transmit by mail to all Holders, as their names and addresses appear in the Security Register, within 30 days after the filing thereof with the Trustee, such summaries of any information, documents and reports required to be filed by the Company pursuant to clauses
          (a) and (b) of this Section as may be required by rules and regulations prescribed from time to time by the Commission.

                                  ARTICLE EIGHT
                  CONSOLIDATION, AMALGAMATION, MERGER AND SALE

Section 8.1. Company May Consolidate, Etc., Only on Certain Terms.

     The Company shall not consolidate or merge with or into any other Person or sell, convey, transfer, lease or otherwise dispose of all or substantially all of the properties and assets of the Company and, if applicable, the Guarantors on a consolidated basis to any other Person unless:

          (1) the Person formed by such consolidation or merger (if other than the Company) or the Person which acquires by sale, conveyance, transfer or other disposition, or which leases, such properties and assets shall be a corporation and shall expressly assume, by an indenture supplemental hereto, executed and delivered to the Trustee, in form satisfactory to the
     Trustee, the due and punctual payment of the principal of and any premium and interest on all the Securities and the performance or observance of every other covenant of this Indenture on the part of the Company to be performed or observed and shall have expressly provided for conversion rights in respect of any series of Outstanding Securities with conversion rights;

          (2) immediately after giving effect to such transaction, no Event of
     Default, and no event which, after notice or lapse of time or both, would become an Event of Default, shall have occurred and be continuing; and

          (3) the Company has delivered to the Trustee an Officer's Certificate and an Opinion of Counsel, each stating that such consolidation, amalgamation, merger, conveyance, sale, transfer or lease and such supplemental indenture, if any, comply with this Article Eight and that all conditions precedent herein provided for relating to such transaction have been complied with.

Section 8.2. Successor Substituted.

     Upon any consolidation or merger of the Company with or into any other
Person or any sale, conveyance, transfer, lease or other disposition of all or substantially all of the properties and assets of the Company and, if applicable, the Guarantors on a consolidated basis in accordance with Section
8.1, the successor or resulting Person formed by or resulting upon such consolidation or merger (if other than the Company) or to which such sale, conveyance, transfer, lease or other disposition is made shall succeed to, and be substituted for, and may exercise every right and power of, the Company under this Indenture with the same effect as if such successor Person had been named as the Company herein, and thereafter, except in the case of a lease, the predecessor Company and each of the Guarantors shall be relieved of all obligations and covenants under this Indenture and the Securities.

                                       50

                                  ARTICLE NINE
                             SUPPLEMENTAL INDENTURES

Section 9.1. Supplemental Indentures Without Consent of Holders.

     Without the consent of any Holders, the Company, when authorized by a Board
Resolution, the Guarantors and the Trustee, at any time and from time to time, may enter into one or more indentures supplemental hereto, in form satisfactory to the Trustee, for any of the following purposes:

          (1) to evidence the succession of another Person to the Company and the assumption by any such successor of the covenants of the Company herein and in the Securities; or

          (2) to evidence the succession of another Person to the Guarantor and the assumption by any such successor of the Guarantee of the Guarantor herein and, to the extent applicable, endorsed upon any Securities; or

          (3) to add to the covenants of the Company such further covenants, restrictions, conditions or provisions as the Company shall consider to be appropriate for the benefit of the Holders of all or any series of
     Securities (and if such covenants, restrictions, conditions or provisions are to be for the benefit of less than all series of Securities, stating that such covenants are expressly being included solely for the benefit of such series) or to surrender any right or power herein conferred upon the
     Company and to make the occurrence, or the occurrence and continuance, of a
     Default in any such additional covenants, restrictions, conditions or provisions an Event of Default permitting the enforcement of all or any of the several remedies provided in this Indenture as herein set forth;
     provided, that in respect of any such additional covenant, restriction, condition or provision such supplemental indenture may provide for a particular period of grace after default (which period may be shorter or longer than that allowed in the case of other defaults) or may provide for an immediate enforcement upon such an Event of Default or may limit the remedies available to the Trustee upon such an Event of Default or may limit the right of the Holders of a majority in aggregate principal amount of the Securities of such series to waive such an Event of Default; or

          (4) to add any additional Defaults or Events of Default in respect of all or any series of Securities; or

          (5) to add to, change or eliminate any of the provisions of this
     Indenture to such extent as shall be necessary to permit or facilitate the issuance of Securities in bearer form, registrable or not registrable as to principal, and with or without interest coupons; or

          (6) to change or eliminate any of the provisions of this Indenture, provided that any such change or elimination shall become effective only when there is no Security Outstanding of any series created prior to the execution of such supplemental indenture which is entitled to the benefit of such provision; or

          (7) to secure the Securities of any series; or

          (8) to establish the form or terms of Securities of any series as permitted by Sections 2.1 and 3.1, including to reopen any series of any
     Securities as permitted under Section 3.1; or

                                       51

          (9) to evidence and provide for the acceptance of appointment hereunder by a successor Trustee with respect to the Securities of one or more series and to add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, pursuant to the requirements of Section 6.11(b); or

          (10) to cure any ambiguity, to correct or supplement any provision herein which may be inconsistent with any other provision herein, to comply with any applicable mandatory provision of law or to make any other provisions with respect to matters or questions arising under this
     Indenture which shall not adversely affect the interests of the Holders of
     Securities of any series in any material respect; or

          (11) to modify, eliminate or add to the provisions of this Indenture to such extent as shall be necessary to effect the qualification of this
     Indenture under the Trust Indenture Act or under any similar federal statute subsequently enacted, and to add to this Indenture such other provisions as may be expressly required under the Trust Indenture Act.

     The Trustee is hereby authorized to join with the Company and any Guarantor in the execution of any such supplemental indenture, to make any further appropriate agreements and stipulations which may be therein contained and to accept the conveyance, transfer, assignment, mortgage, charge or pledge of any property thereunder, but the Trustee shall not be obligated to enter into any such supplemental indenture which affects the Trustee's own rights, duties or immunities under this Indenture or otherwise.

Section 9.2. Supplemental Indentures with Consent of Holders.

     With the consent of the Holders of not less than a majority in aggregate principal amount of the Outstanding Securities of all series affected by such supplemental indenture, by Act of said Holders delivered to the Company, the
Guarantors and the Trustee, the Company, when authorized by a Board Resolution, the Guarantor and the Trustee may enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture or of modifying in any manner the rights of the Holders of Securities of such series under this Indenture; provided, however, that no such supplemental indenture shall, without the consent of the Holder of each Outstanding Security affected thereby,

          (1) change the Stated Maturity of the principal of, or any installment of principal of or interest on, any Security, or reduce the principal amount thereof or the rate of interest thereon or any premium payable upon the redemption thereof, or reduce the amount of the principal of an
     Original Issue Discount Security that would be due and payable upon a declaration of acceleration of the Maturity thereof pursuant to Section
     5.2, or change any Place of Payment where, or the coin or currency in which, any Security or any premium or the interest thereon is payable, or impair the right to institute suit for the enforcement of any such payment on or after the Stated Maturity thereof (or, in the case of redemption, on or after the Redemption Date), or

          (2) reduce the percentage in principal amount of the Outstanding
     Securities of any series, the consent of whose Holders is required for any such supplemental indenture, or the consent of whose Holders is required for any waiver (of compliance with certain provisions of this Indenture or certain defaults hereunder and their consequences) provided for in this
     Indenture, or

          (3) modify any of the provisions of this Section 9.2, Section 5.13 or
     Section 10.6, except to increase any such percentage or to provide that certain other provisions of this Indenture

                                       52

     cannot be modified or waived without the consent of the Holder of each
     Outstanding Security affected thereby, provided, however, that this clause
     (3) shall not be deemed to require the consent of any Holder with respect to changes in the references to "the Trustee" and concomitant changes in this Section, or the deletion of this proviso, in accordance with the requirements of Sections 6.11(b) and 9.1(9).

     A supplemental indenture which changes or eliminates any covenant or other provision of this Indenture which has expressly been included solely for the benefit of one or more particular series of Securities, or which modifies the rights of the Holders of Securities of such series with respect to such covenant or other provision, shall be deemed not to affect the rights under this
Indenture of the Holders of Securities of any other series.

     It shall not be necessary for any Act of Holders under this Section 9.2 to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such Act shall approve the substance thereof.

Section 9.3. Execution of Supplemental Indentures.

     In executing, or accepting the additional trusts created by, any supplemental indenture permitted by this Article or the modifications thereby of the trusts created by this Indenture, the Trustee shall be entitled to receive, and (subject to Section 6.1) shall be fully protected in relying upon, an
Opinion of Counsel stating that the execution of such supplemental indenture is authorized or permitted by this Indenture. The Trustee may, but shall not be obligated to, enter into any such supplemental indenture which affects the
Trustee's own rights, duties or immunities under this Indenture or otherwise.

Section 9.4. Effect of Supplemental Indentures.

     Upon the execution of any supplemental indenture under this Article Nine, this Indenture shall be modified in accordance therewith, and such supplemental indenture shall form a part of this Indenture for all purposes; and every Holder of Securities theretofore or thereafter authenticated and delivered hereunder shall be bound thereby.

Section 9.5. Conformity with Trust Indenture Act.

     Every supplemental indenture executed pursuant to this Article Nine shall conform to the requirements of the Trust Indenture Act as then in effect.

Section 9.6. Reference in Securities to Supplemental Indentures.

     Securities of any series authenticated and delivered after the execution of any supplemental indenture pursuant to this Article Nine may, and shall if required by the Trustee, bear a notation in form approved by the Trustee as to any matter provided for in such supplemental indenture. If the Company shall so determine, new Securities of any series so modified as to conform, in the opinion of the Trustee and the Company, to any such supplemental indenture may be prepared and executed by the Company and authenticated and delivered by the
Trustee in exchange for Outstanding Securities of such series.

                                       53

                                   ARTICLE TEN
                                    COVENANTS

Section 10.1. Payment of Principal, Premium and Interest.

     The Company covenants and agrees for the benefit of each series of
Securities that it will duly and punctually pay the principal of and any premium and interest on the Securities of that series in accordance with the terms of the Securities and this Indenture.

Section 10.2. Maintenance of Office or Agency.

     The Company will maintain an office or agency where Securities of that series may be presented or surrendered for payment, where Securities of that series may be surrendered for registration of transfer or exchange and where notices and demands to or upon the Company in respect of the Securities of that series and this Indenture may be served. The Company will give prompt written notice to the Trustee of the location, and any change in the location, of such office or agency. If at any time the Company shall fail to maintain any such required office or agency or shall fail to furnish the Trustee with the address thereof, such presentations, surrenders, notices and demands may be made or served at the Corporate Trust Office of the Trustee.

     The Company may also from time to time designate one or more other offices or agencies where the Securities of one or more series may be presented or surrendered for any or all such purposes and may from time to time rescind such designations. The Company will give prompt written notice to the Trustee of any such designation or rescission and of any change in the location of any such other office or agency.

     Except as otherwise specified with respect to a series of Securities as contemplated by Section 301, the Company hereby initially designates as the
Place of Payment for each series of Securities The City and State of New York, and initially appoints the Trustee at its Corporate Trust Office as the
Company's office or agency for each such purpose in such city.

Section 10.3. Money for Securities Payments to Be Held in Trust.

     If the Company shall at any time act as its own Paying Agent, with respect to any series of Securities, it will, on or before each due date of the principal of and any premium or interest on any of the Securities of that series, segregate and hold in trust for the benefit of the Persons entitled thereto a sum sufficient to pay the principal and any premium and interest so becoming due until such sums shall be paid to such Persons or otherwise disposed of as herein provided and will promptly notify the Trustee of its action or failure so to act.

     Whenever the Company shall have one or more Paying Agents for any series of
Securities, it will, prior to each due date of the principal of and any premium or interest on any Securities of that series, deposit with a Paying Agent a sum sufficient to pay the principal and any premium or interest so becoming due, such sum to be held in trust for the benefit of the Persons entitled to such principal, premium or interest, and (unless such Paying Agent is the Trustee)
the Company will promptly notify the Trustee of its action or failure so to act.
For purposes of this Section 10.3, should a due date for principal of and any premium or interest on, or sinking fund payment with respect to any series of
Securities not be on a Business Day, such payment shall be due on the next
Business Day without any interest for the period from the due date until such
Business Day.

                                       54

     The Company will cause each Paying Agent for any series of Securities other than the Trustee to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee, subject to the provisions of this Section, that such Paying Agent will:

          (1) hold all sums held by it for the payment of the principal of and any premium or interest on Securities of that series in trust for the benefit of the Persons entitled thereto until such sums shall be paid to such Persons or otherwise disposed of as herein provided;

          (2) give the Trustee notice of any Default by the Company (or any other obligor upon the Securities of that series) in the making of any payment of principal and any premium or interest on the Securities of that series; and

          (3) at any time during the continuance of any such Default, upon the written request of the Trustee, forthwith pay to the Trustee all sums so held in trust by such Paying Agent.

     The Company and, if applicable, the Guarantors may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture or for any other purpose, pay, or by Company Order direct any Paying Agent to pay, to the
Trustee all sums held in trust by the Company or such Paying Agent, such sums to be held by the Trustee upon the same trusts as those upon which such sums were held by the Company or such Paying Agent; and, upon such payment by any Paying
Agent to the Trustee, such Paying Agent shall be released from all further liability with respect to such money.

     Subject to any applicable escheat or abandoned property laws, any money deposited with the Trustee or any Paying Agent, or then held by the Company, in trust for the payment of the principal of and any premium or interest on any
Security of any series and remaining unclaimed for one year after such principal and any premium or interest has become due and payable shall be paid to the
Company on Company Request, or (if then held by the Company) shall be discharged from such trust; and the Holder of such Security shall thereafter, as an unsecured general creditor, look only to the Company for payment thereof, and all liability of the Trustee or such Paying Agent with respect to such trust money, and all liability of the Company as trustee thereof, shall thereupon cease; provided, however, that the Trustee or such Paying Agent, before being required to make any such repayment, may at the expense of the Company cause to be published once, in a newspaper published in the English language, customarily published on each Business Day and of general circulation in the Borough of
Manhattan, The City of New York, notice that such money remains unclaimed and that, after a date specified therein, which shall not be less than 30 days from the date of such publication, any unclaimed balance of such money then remaining will be repaid to the Company.

Section 10.4. Existence.

     Subject to Article Eight, the Company and, if any Securities of a series to which Article Fourteen has been made applicable are Outstanding, each Guarantor will do or cause to be done all things necessary to preserve and keep in full force and effect its existence, rights (charter and statutory) and franchises;
provided, however, that the Company and, if applicable, each Guarantor shall not be required to preserve any such right or franchise if the Board of Directors shall determine that the preservation thereof is no longer desirable in the conduct of the business of the Company or such Guarantor, as the case may be.

Section 10.5. Statement by Officers as to Default.

     Annually, within 150 days after the close of each fiscal year beginning with the first fiscal year during which one or more series of Securities are
Outstanding, the Company and, if any Securities of a series to which Article

                                       55

Fourteen has been made applicable are Outstanding, each Guarantor will deliver to the Trustee a brief certificate (which need not include the statements set forth in Section 1.3) from the principal executive officer, principal financial officer or principal accounting officer of the Company and, if applicable, such
Guarantor as to his or her knowledge of the Company's or such Guarantor's, as the case may be, compliance (without regard to any period of grace or requirement of notice provided herein) with all conditions and covenants under the Indenture and, if the Company or such Guarantor, as the case may be, shall be in Default, specifying all such Defaults and the nature and status thereof of which such officer has knowledge.

Section 10.6. Waiver of Certain Covenants.

     The Company may omit in any particular instance to comply with any term, provision or condition set forth in Section 10.4 with respect to the Securities of any series if before the time for such compliance the Holders of at least a majority in aggregate principal amount of the Outstanding Securities of all affected series (voting as one class) shall, by Act of such Holders, either waive such compliance in such instance or generally waive compliance with such term, provision or condition, but no such waiver shall extend to or affect such term, provision or condition except to the extent so expressly waived, and, until such waiver shall become effective, the obligations of the Company and the duties of the Trustee in respect of any such term, provision or condition shall remain in full force and effect.

     A waiver which changes or eliminates any term, provision or condition of this Indenture which has expressly been included solely for the benefit of one or more particular series of Securities, or which modifies the rights of the
Holders of Securities of such series with respect to such term, provision or condition, shall be deemed not to affect the rights under this Indenture of the
Holders of Securities of any other series.

Section 10.7. Additional Amounts.

     If the Securities of a series provide for the payment of additional amounts
(as provided in Section 3.1(15)), at least 10 days prior to the first Interest
Payment Date with respect to that series of Securities and at least 10 days prior to each date of payment of principal of, premium, if any, or interest on the Securities of that series if there has been a change with respect to the matters set forth in the below-mentioned Officer's Certificate, the Company shall furnish to the Trustee and the principal Paying Agent, if other than the
Trustee, an Officer's Certificate instructing the Trustee and such Paying Agent whether such payment of principal of, premium, if any, or interest on the
Securities of that series shall be made to holders of the Securities of that series without withholding or deduction for or on account of any tax, assessment or other governmental charge described in the Securities of that series. If any such withholding or deduction shall be required, then such Officer's Certificate shall specify by country the amount, if any, required to be withheld or deducted on such payments to such holders and shall certify the fact that additional amounts will be payable and the amounts so payable to each holder, and the
Company shall pay to the Trustee or such Paying Agent the additional amounts required to be paid by this Section. The Company covenants to indemnify the
Trustee and any Paying Agent for, and to hold them harmless against, any loss, liability or expense reasonably incurred without negligence or bad faith on their part arising out of or in connection with actions taken or omitted by any of them in reliance on any Officer's Certificate furnished pursuant to this
Section 10.7.

     Whenever in this Indenture there is mentioned, in any context, the payment of the principal of or any premium, interest or any other amounts on, or in respect of, any Securities of any series, such mention shall be deemed to include mention of the payment of additional amounts provided by the terms of such series established hereby or pursuant hereto to the extent that, in such context, additional amounts are, were or would be payable in respect thereof pursuant to such terms, and express mention of the payment of additional amounts

                                       56

(if applicable) in any provision hereof shall not be construed as excluding the payment of additional amounts in those provisions hereof where such express mention is not made.

                                 ARTICLE ELEVEN
                            REDEMPTION OF SECURITIES

Section 11.1. Applicability of Article.

     Securities of any series which are redeemable before their Stated Maturity shall be redeemable in accordance with their terms and (except as otherwise specified as contemplated by Section 3.1 for Securities of any series) in accordance with this Article Eleven.

Section 11.2. Election to Redeem; Notice to Trustee.

     The election of the Company to redeem any Securities shall be evidenced by a Board Resolution. In case of any redemption at the election of the Company of less than all the Securities of any series, the Company shall, at least 15 days prior to the last date for the giving of notice of such redemption (unless a shorter notice shall be satisfactory to the Trustee), notify the Trustee of such
Redemption Date and of the principal amount of Securities of such series to be redeemed and, if applicable, of the tenor of the Securities to be redeemed. In the case of any redemption of Securities (a) prior to the expiration of any restriction on such redemption provided in the terms of such Securities or elsewhere in this Indenture or (b) pursuant to an election of the Company that is subject to a condition specified in the terms of the Securities of the series to be redeemed, the Company shall furnish the Trustee with an Officer's
Certificate evidencing compliance with such restriction or condition.

Section 11.3. Selection by Trustee of Securities to Be Redeemed.

     If less than all the Securities of any series are to be redeemed (unless all of the Securities of such series and of a specified tenor are to be redeemed), the particular Securities to be redeemed shall be selected not more than 45 days prior to the Redemption Date by the Trustee, from the Outstanding
Securities of such series not previously called for redemption, by such method as the Trustee shall deem fair and appropriate and which may provide for the selection for redemption of portions (equal to the minimum authorized denomination for Securities of that series or any integral multiple thereof) of the principal amount of Securities of such series of a denomination larger than the minimum authorized denomination for Securities of that series.

     The Trustee shall promptly notify the Company in writing of the Securities selected for redemption and, in the case of any Securities selected for partial redemption, the principal amount thereof to be redeemed. If the Securities of any series to be redeemed consist of Securities having different dates on which the principal is payable or different rates of interest, or different methods by which interest may be determined or have any other different tenor or terms, then the Company may, by written notice to the Trustee, direct that the
Securities of such series to be redeemed shall be selected from among the groups of such Securities having specified tenor or terms and the Trustee shall thereafter select the particular Securities to be redeemed in the manner set forth in the preceding paragraph from among the group of such Securities so specified.

     For all purposes of this Indenture, unless the context otherwise requires, all provisions relating to the redemption of Securities shall relate, in the case of any Securities redeemed or to be redeemed only in part, to the portion of the principal amount of such Securities which has been or is to be redeemed.

                                       57

Section 11.4. Notice of Redemption.

     Notice of redemption shall be given by first-class mail, postage prepaid, mailed not less than 30 nor more than 60 days prior to the Redemption Date, to each Holder of Securities to be redeemed, at his address appearing in the
Security Register.

     All notices of redemption shall state:

          (1) the Redemption Date,

          (2) the Redemption Price, or if not then ascertainable, the manner of calculation thereof,

          (3) if less than all the Outstanding Securities of any series are to be redeemed, the identification (and, in the case of partial redemption, the principal amounts) of the particular Securities to be redeemed,

          (4) that on the Redemption Date the Redemption Price will become due and payable upon each such Security to be redeemed and, if applicable, that interest thereon will cease to accrue on and after said date,

          (5) the place or places where such Securities are to be surrendered for payment of the Redemption Price, and

          (6) that the redemption is for a sinking fund, if such is the case.

Notice of redemption of Securities to be redeemed at the election of the Company shall be given by the Company or, at the Company's request, by the Trustee in the name and at the expense of the Company.

Section 11.5. Deposit of Redemption Price.

     Prior to any Redemption Date, the Company shall deposit with the Trustee or with a Paying Agent (or, if the Company is acting as its own Paying Agent, segregate and hold in trust as provided in Section 10.3) an amount of money sufficient to pay the Redemption Price of, and (except if the Redemption Date shall be an Interest Payment Date) accrued interest on, all the Securities which are to be redeemed on that date.

Section 11.6. Securities Payable on Redemption Date.

     Notice of redemption having been given as aforesaid, the Securities so to be redeemed shall, on the Redemption Date, become due and payable at the
Redemption Price therein specified, and from and after such date (unless the
Company shall default in the payment of the Redemption Price and accrued interest) such Securities shall cease to bear interest. Upon surrender of any such Security for redemption in accordance with said notice, such Security shall be paid by the Company at the Redemption Price, together with accrued interest to the Redemption Date; provided, however, that unless otherwise specified with respect to Securities of any series as contemplated in Section 3.1, installments of interest whose Stated Maturity is on or prior to the Redemption Date shall be payable to the Holders of such Securities, or one or more Predecessor
Securities, registered as such at the close of business on the relevant Record
Dates according to their terms and the provisions of Section 3.7.

                                       58

     If any Security called for redemption shall not be so paid upon surrender thereof for redemption, the principal (and premium, if any) shall, until paid, bear interest from the Redemption Date at the rate prescribed therefor in the
Security.

Section 11.7. Securities Redeemed in Part.

     Any Security which is to be redeemed only in part shall be surrendered at a
Place of Payment therefor (with, if the Company or the Trustee so requires, due endorsement by, or a written instrument of transfer in form satisfactory to the
Company and the Trustee duly executed by, the Holder thereof or his attorney duly authorized in writing), and the Company shall execute, and the Trustee shall authenticate and deliver to the Holder of such Security without service charge, a new Security or Securities of the same series and tenor, of any authorized denomination as requested by such Holder, in aggregate principal amount equal to and in exchange for the unredeemed portion of the principal of the Security so surrendered.

                                 ARTICLE TWELVE
                                  SINKING FUNDS

Section 12.1. Applicability of Article.

     The provisions of this Article Twelve shall be applicable to any sinking fund for the retirement of Securities of a series except as otherwise specified as contemplated by Section 3.1 for Securities of such series.

     The minimum amount of any sinking fund payment provided for by the terms of
Securities of any series is herein referred to as a "mandatory sinking fund payment", and any payment in excess of such minimum amount provided for by the terms of Securities of any series is herein referred to as an "optional sinking fund payment." If provided for by the terms of Securities of any series, the cash amount of any sinking fund payment may be subject to reduction as provided in Section 12.2. Each sinking fund payment shall be applied to the redemption of
Securities of any series as provided for by the terms of Securities of such series.

Section 12.2. Satisfaction of Sinking Fund Payments with Securities.

     The Company (a) may deliver Outstanding Securities of a series (other than any previously called for redemption) and (b) may apply as a credit Securities of a series which have been redeemed either at the election of the Company pursuant to the terms of such Securities or through the application of permitted optional sinking fund payments pursuant to the terms of such Securities, in each case in satisfaction of all or any part of any sinking fund payment with respect to the Securities of such series required to be made pursuant to the terms of such Securities as provided for by the terms of such series; provided that such
Securities have not been previously so credited. Such Securities shall be received and credited for such purpose by the Trustee at the Redemption Price specified in such Securities for redemption through operation of the sinking fund and the amount of such sinking fund payment shall be reduced accordingly.

Section 12.3. Redemption of Securities for Sinking Fund.

     Not less than 45 days prior to each sinking fund payment date for any series of Securities (unless a shorter period shall be satisfactory to the
Trustee), the Company will deliver to the Trustee an Officer's Certificate specifying the amount of the next ensuing sinking fund payment for that series pursuant to the terms of that series, the portion thereof, if any, which is to be satisfied by payment of cash and the portion thereof, if any, which is to be

                                       59

satisfied by delivering and crediting Securities of that series pursuant to
Section 12.2 and stating the basis for such credit and that such Securities have not been previously so credited, and will also deliver to the Trustee any
Securities to be so delivered. Not less than 30 days before each such sinking fund payment date the Trustee shall select the Securities to be redeemed upon such sinking fund payment date in the manner specified in Section 11.3 and cause notice of the redemption thereof to be given in the name of and at the expense of the Company in the manner provided in Section 11.4. Such notice having been duly given, the redemption of such Securities shall be made upon the terms and in the manner stated in Sections 11.6 and 11.7.

                                ARTICLE THIRTEEN
                                   DEFEASANCE

Section 13.1. Applicability of Article.

     The provisions of this Article shall be applicable to each series of
Securities except as otherwise specified as contemplated by Section 3.1 for
Securities of such series.

Section 13.2. Legal Defeasance.

     In addition to discharge of the Indenture pursuant to Section 4.1, the
Company shall be deemed to have paid and discharged the entire indebtedness on all the Securities of such a series on the 91st day after the date of the deposit referred to in clause (1) below (and the Trustee, at the expense of the
Company, shall upon a Company Request execute proper instruments acknowledging same), and the provisions of this Indenture with respect to the Securities of such series shall no longer be in effect, except for the following which shall survive until otherwise terminated or discharged hereunder: (A) the rights of
Holders of Outstanding Securities of such series to receive, solely from the trust fund described in Section 13.4 and as more fully set forth in such
Section, payments in respect of the principal of and any premium and interest on such Securities when such payments are due, (B) the Company's obligations with respect to such Securities under Sections 3.4, 3.5, 3.6, 10.2 and 10.3, (C) the rights, powers, trusts, duties, and immunities of the Trustee hereunder and (D)
this Article Thirteen, if the conditions set forth below are satisfied
(hereinafter, "defeasance"):

          (1) The Company has irrevocably deposited or caused to be deposited with the Trustee (or another trustee satisfying the requirements of Section
     6.9 who shall agree to comply with the provisions of this Article Thirteen applicable to it) as trust funds in trust for the purposes of making the following payments, specifically pledged as security for, and dedicated solely to, the benefit of the Holders of the Securities of such series (i)
     cash in an amount, or (ii) in the case of any series of Securities the payments on which may only be made in legal coin or currency of the United
     States, U.S. Government Obligations which through the scheduled payment of principal and interest in respect thereof in accordance with their terms will provide, not later than one day before the due date of any payment, cash in an amount, or (iii) a combination thereof, sufficient, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, to pay and discharge (a) the principal of and any premium and interest on and each installment of principal of and any premium and interest on the
     Outstanding Securities of such series on the Stated Maturity of such principal or installment of principal or interest, as the case may be, or on any Redemption Date established pursuant to clause (3) below, and (b)
     any mandatory sinking fund or analogous payments on the dates on which such payments are due and payable in accordance with the terms of the Indenture and the Securities of such series;

                                       60

          (2) The Company has delivered to the Trustee an Opinion of Counsel based on the fact that (a) the Company has received from, or there has been published by, the Internal Revenue Service a ruling, or (b) since the date hereof, there has been a change in the applicable federal income tax law, in either case to the effect that, and such opinion shall confirm that, the holders of the Securities of such series will not recognize income, gain or loss for federal income tax purposes as a result of such deposit and defeasance and will be subject to federal income tax on the same amount and in the same manner and at the same times, as would have been the case if such deposit and defeasance had not occurred;

          (3) If the Securities are to be redeemed prior to Stated Maturity
     (other than from mandatory sinking fund payments or analogous payments), notice of such redemption shall have been duly given pursuant to this
     Indenture or provision therefor satisfactory to the Trustee shall have been made;

          (4) No Default or Event of Default shall have occurred and be continuing on the date of such deposit;

          (5) Such defeasance shall be effected in compliance with any additional terms, conditions or limitations which may be imposed on the
     Company in connection therewith pursuant to Section 3.1; and

          (6) The Company has delivered to the Trustee an Officer's Certificate and an Opinion of Counsel, each stating that all conditions precedent provided for relating to the defeasance contemplated by this provision have been complied with.

For this purpose, such defeasance means that the Company, the Guarantors (if applicable) and any other obligor upon the Securities of such series shall be deemed to have paid and discharged the entire debt represented by the Securities of such series, which shall thereafter be deemed to be "Outstanding" only for the purposes of Section 13.4 and the rights and obligations referred to in clauses (A) through (D), inclusive, of the first paragraph of this Section 13.2, and to have satisfied all its other obligations under the Securities of such series and this Indenture insofar as the Securities of such series are concerned.

     Notwithstanding the foregoing, if an Event of Default specified in
Subsection 5.1(5) or 5.1(6), or an event which with lapse of time would become such an Event of Default, shall occur during the period ending on the 91st day after the date of the deposit referred to in clause (1) or, if longer, ending on the day following the expiration of the longest preference period applicable to the Company in respect of such deposit, then, effective upon such occurrence, the defeasance pursuant to this Section 13.2 and such deposit shall be rescinded and annulled, and the Company, the Guarantors (if applicable), the Trustee and the Holders of the Securities of such series shall be restored to their former positions.

Section 13.3. Covenant Defeasance.

     The Company, the Guarantors (if applicable) and any other obligor, if any, shall be released from their respective obligations under Sections 7.4, 8.1 and
10.4 with respect to the Securities of any series on and after the date the conditions set forth below are satisfied (hereinafter, "covenant defeasance"), and the Securities of such series shall thereafter be deemed to be not
"Outstanding" for the purposes of any request, demand, authorization, direction, notice, waiver, consent or declaration or other action or Act of Holders (and the consequences of any thereof) in connection with such covenants, but shall continue to be deemed Outstanding for all other purposes hereunder. For this purpose, such covenant defeasance means that, with respect to the Securities of such series, the Company may omit to comply with and shall have no liability in

                                       61

respect of any term, condition or limitation set forth in any such Section, whether directly or indirectly by reason of any reference elsewhere herein to such Section or by reason of any reference in such Section to any other provision herein or in any other document and such omission to comply shall not constitute a Default or an Event of Default under Section 5.1, but, except as specified above, the remainder of this Indenture and the Securities of such series shall be unaffected thereby. The following shall be the conditions to application of this Section 13.3;

          (1) The Company has irrevocably deposited or caused to be deposited with the Trustee (or another trustee satisfying the requirements of Section
     6.9 who shall agree to comply with the provisions of this Article Thirteen applicable to it) as trust funds in trust for the purpose of making the following payments, specifically pledged as security for, and dedicated solely to, the benefit of the Holders of the Securities of such series (i)
     cash in an amount, or (ii) in the case of any series of Securities the payments on which may only be made in legal coin or currency of the United
     States, U.S. Government Obligations which through the scheduled payment of principal and interest in respect thereof in accordance with their terms will provide, not later than one day before the due date of any payment, cash in an amount, or (iii) a combination thereof, sufficient, in the opinion of a nationally recognized firm of independent public accounts expressed in a written certification thereof delivered to the Trustee, to pay and discharge (a) the principal of and any premium and interest on and each installment of principal of and any premium and interest on the
     Outstanding Securities of such series on the Stated Maturity of such principal or installment of principal or interest, as the case may be, or on any Redemption Date established pursuant to clause (2) below, and (b)
     any mandatory sinking fund payments on the date on which such payments are due and payable in accordance with the terms of the Indenture and the
     Securities of such series;

          (2) If the Securities are to be redeemed prior to Stated Maturity
     (other than from mandatory sinking fund payments or analogous payments), notice of such redemption shall have been duly given pursuant to this
     Indenture or provision therefor satisfactory to the Trustee shall have been made;

          (3) No Event of Default, or an event which with notice or lapse of time or both would become such an Event of Default, shall have occurred and be continuing on the date of such deposit;

          (4) Such defeasance shall be effected in compliance with any additional terms, conditions or limitations which may be imposed on the
     Company in connection therewith pursuant to Section 3.1; and

          (5) The Company shall have delivered to the Trustee an Officer's
     Certificate and an Opinion of Counsel stating that all conditions precedent provided for relating to the covenant defeasance contemplated by this provision have been complied with.

Notwithstanding the foregoing, if an Event of Default specified in Subsection
5.1(5) or 5.1(6), or an event which with lapse of time would become such an
Event of Default, shall occur during the period ending on the 181st day after the date of the deposit referred to in clause (1) or, if longer, ending on the day following the expiration of the longest preference period applicable to the
Company in respect of such deposit, then, effective upon such occurrence, the defeasance pursuant to this Section 13.3 and such deposit shall be rescinded and annulled, and the Company, the Guarantors (if applicable), the Trustee and the
Holders of the Securities of such series shall be restored to their former positions.

                                       62

Section 13.4. Deposited Money and U.S. Government Obligations to be Held
              in Trust.

     Subject to the provisions of the last paragraph of Section 10.3, all money and U.S. Government Obligations (including the proceeds thereof) deposited with the Trustee (or other qualifying trustee - collectively, for purposes of this
Section 13.4, the "Trustee") pursuant to Section 13.2 or 13.3 in respect of the
Outstanding Securities of such series shall be held in trust and applied by the
Trustee, in accordance with the provisions of such Securities and this
Indenture, to the payment, either directly or through any Paying Agent
(including the Company acting as its own Paying Agent), to the Holders of such
Securities, of all sums due and to become due thereon in respect of principal and any premium and interest, but such money need not be segregated from other funds except to the extent required by law.

     The Company shall pay and indemnify the Trustee against any tax, fee or other charge imposed on or assessed against the U.S. Government Obligations deposited pursuant to Section 13.2 or 13.3 or the principal and interest received in respect thereof other than any such tax, fee or other charge which by law is for the account of the Holders of the Outstanding Securities of such series.

Section 13.5. Repayment to Company; Qualifying Trustee.

     The Trustee and any Paying Agent promptly shall pay or return to the
Company upon Company Request any money and U.S. Government Obligations held by them at any time that, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee (which may be the same certification given at the time of the deposit pursuant to Section 13.2 or 13.3, as applicable), are not required for the payment of the principal of and any interest on the Securities of any series for which money or U.S. Government Obligations have been deposited pursuant to Section 13.2 or 13.3.

     The provisions of the last paragraph of Section 10.3 shall apply to any money held by the Trustee or any Paying Agent under this Article Thirteen that remains unclaimed for one year after the Maturity of any series of Securities for which money or U.S. Government obligations have been deposited pursuant to
Section 13.2 or 13.3.

     Any trustee appointed pursuant to Section 13.2 or 13.3 for the purpose of holding trust funds deposited pursuant to that Section shall be appointed under an agreement in form acceptable to the Trustee and shall provide to the Trustee a certificate of such trustee, upon which certificate the Trustee shall be entitled to conclusively rely, that all conditions precedent provided for herein to the related defeasance or covenant defeasance have been complied with. In no event shall the Trustee be liable for any acts or omissions of said trustee.

                                ARTICLE FOURTEEN
                             GUARANTEE OF SECURITIES

Section 14.1. Unconditional Guarantee.

     For value received, each of the Guarantors hereby fully, irrevocably, unconditionally and absolutely guarantees to the Holders of Securities of each series to which this Article Fourteen has been made applicable as provided in
Section 3.1(20) and to the Trustee the due and punctual payment of the principal of, and premium, if any, and interest on such Securities, and all other amounts due and payable under this Indenture and such Securities by the Company to the
Trustee or such Holders (including, without limitation, all costs and expenses
(including reasonable legal fees and disbursements) incurred by the Trustee or such Holders in connection with the enforcement of this Indenture and the
Guarantee) (collectively, the "Indenture Obligations"), when and as such principal, premium, if any, interest, if any, and other amounts shall become

                                       63

due and payable, whether at the Stated Maturity, upon redemption or by declaration of acceleration or otherwise, according to the terms of such
Securities and this Indenture. The guarantees by the Guarantors set forth in this Article Fourteen are referred to herein as the "Guarantee." Without limiting the generality of the foregoing, each Guarantor's liability shall extend to all amounts that constitute part of the Indenture Obligations and would be owed by the Company to the Trustee or such Holders under this Indenture and such Securities but for the fact that they are unenforceable, reduced, limited, impaired, suspended or not allowable due to the existence of a bankruptcy, reorganization or similar proceeding involving the Company.

     Failing payment when due of any amount guaranteed pursuant to the
Guarantee, for whatever reason, each Guarantor will be obligated (to the fullest extent permitted by applicable law) to pay the same immediately to the Trustee, without set-off or counterclaim or other reduction whatsoever (whether for taxes, withholding or otherwise). The Guarantee hereunder is intended to be a general, unsecured, subordinated obligation of each Guarantor and will be subordinated in right of payment to all Guarantor Senior Debt. Each Guarantor hereby agrees that, to the fullest extent permitted by applicable law, its obligations hereunder shall be full, irrevocable, unconditional and absolute, irrespective of the validity, regularity or enforceability of such Securities, the Guarantee or this Indenture, the absence of any action to enforce the same, any waiver or consent by any such Holder with respect to any provisions hereof or thereof, the recovery of any judgment against the Company, any action to enforce the same or any other circumstance which might otherwise constitute a legal or equitable discharge or defense of such Guarantor. Each Guarantor hereby agrees that in the event of a default in payment of the principal of, or premium, if any, or interest on such Securities, or any other amounts payable under this Indenture and such Securities by the Company to the Trustee or the
Holders thereof, whether at the Stated Maturity, upon redemption or by declaration of acceleration or otherwise, legal proceedings may be instituted by the Trustee on behalf of such Holders or, subject to Section 5.7 hereof, by such
Holders, on the terms and conditions set forth in this Indenture, directly against such Guarantor to enforce the Guarantee without first proceeding against the Company.

     To the fullest extent permitted by applicable law, the obligations of each
Guarantor under this Article Fourteen shall be as aforesaid full, irrevocable, unconditional and absolute and shall not be impaired, modified, discharged, released or limited by any occurrence or condition whatsoever, including, without limitation, (i) any compromise, settlement, release, waiver, renewal, extension, indulgence or modification of, or any change in, any of the obligations and liabilities of the Company or any Guarantor contained in any of such Securities or this Indenture, (ii) any impairment, modification, release or limitation of the liability of the Company, any Guarantor or any of their estates in bankruptcy, or any remedy for the enforcement thereof, resulting from the operation of any present or future provision of any applicable Bankruptcy
Law, as amended, or other statute or from the decision of any court, (iii) the assertion or exercise by the Trustee or any such Holder of any rights or remedies under any of such Securities or this Indenture or their delay in or failure to assert or exercise any such rights or remedies, (iv) the assignment or the purported assignment of any property as security for any of such
Securities, including all or any part of the rights of the Company or any
Guarantor under this Indenture, (v) the extension of the time for payment by the
Company or any Guarantor of any payments or other sums or any part thereof owing or payable under any of the terms and provisions of any of such Securities or this Indenture or of the time for performance by the Company or any Guarantor of any other obligations under or arising out of any such terms and provisions or the extension or the renewal of any thereof, (vi) the modification or amendment
(whether material or otherwise) of any duty, agreement or obligation of the
Company or any Guarantor set forth in this Indenture, (vii) the voluntary or involuntary liquidation, dissolution, sale or other disposition of all or substantially all of the assets, marshaling of assets and liabilities, receivership, insolvency, bankruptcy, assignment for the benefit of creditors, reorganization, arrangement, composition or readjustment, rehabilitation or relief of, or other similar proceeding affecting, the Company or any Guarantor or any of their respective assets, or the disaffirmance of any of such

                                       64

Securities, the Guarantee or this Indenture in any such proceeding, (viii) the release or discharge of the Company or any Guarantor from the performance or observance of any agreement, covenant, term or condition contained in any of such instruments by operation of law, (ix) the unenforceability of any of such
Securities, the Guarantee or this Indenture, (x) any change in the name, business, capital structure, corporate existence, or ownership of the Company or any Guarantor, or (xi) any other circumstance which might otherwise constitute a defense available to, or a legal or equitable discharge of, a surety or any
Guarantor.

     To the fullest extent permitted by applicable law, each Guarantor hereby
(i) waives diligence, presentment, demand of payment, notice of acceptance, filing of claims with a court in the event of the merger, insolvency or bankruptcy of the Company or such Guarantor, and all demands and notices whatsoever, (ii) acknowledges that any agreement, instrument or document evidencing the Guarantee may be transferred and that the benefit of its obligations hereunder shall extend to each holder of any agreement, instrument or document evidencing the Guarantee without notice to them and (iii) covenants that its Guarantee will not be discharged except by complete performance of the
Guarantee. To the fullest extent permitted by applicable law, each Guarantor further agrees that if at any time all or any part of any payment theretofore applied by any Person to any Guarantee is, or must be, rescinded or returned for any reason whatsoever, including without limitation, the insolvency, bankruptcy or reorganization of any Guarantor, such Guarantee shall, to the extent that such payment is or must be rescinded or returned, be deemed to have continued in existence notwithstanding such application, and the Guarantee shall continue to be effective or be reinstated, as the case may be, as though such application had not been made.

     Each Guarantor shall be subrogated to all rights of the Holders and the
Trustee against the Company in respect of any amounts paid by such Guarantor pursuant to the provisions of this Indenture; provided, however, that such
Guarantor shall not be entitled to enforce or to receive any payments arising out of, or based upon, such right of subrogation with respect to any of such
Securities until all of such Securities and the Guarantee shall have been indefeasibly paid in full or discharged.

     A director, officer, employee or stockholder, as such, of a Guarantor shall not have any liability for any obligations of the Guarantor under this Indenture or for any claim based on, in respect of or by reason of such obligations or their creation.

     To the fullest extent permitted by applicable law, no failure to exercise and no delay in exercising, on the part of the Trustee or the Holders, any right, power, privilege or remedy under this Article Fourteen and the Guarantee shall operate as a waiver thereof, nor shall any single or partial exercise of any rights, power, privilege or remedy preclude any other or further exercise thereof, or the exercise of any other rights, powers, privileges or remedies.
The rights and remedies herein provided for are cumulative and not exclusive of any rights or remedies provided in law or equity. Nothing contained in this
Article Fourteen shall limit the right of the Trustee or the Holders to take any action to accelerate the maturity of such Securities pursuant to Article Five or to pursue any rights or remedies hereunder or under applicable law.

                                       65

Section 14.2. Execution and Delivery of Notation of Guarantee

     To further evidence the Guarantee, each Guarantor hereby agrees that a notation of such Guarantee may be endorsed on each Security of a series to which this Article Fourteen has been made applicable authenticated and delivered by the Trustee and executed by either manual or facsimile signature of an officer of such Guarantor.

     Each Guarantor hereby agrees that its Guarantee of Securities of a series to which this Article Fourteen has been made applicable shall remain in full force and effect notwithstanding any failure to endorse on any such Security a notation relating to the Guarantee thereof.

     If an officer of any Guarantor whose signature is on this Indenture or a
Security no longer holds that office at the time the Trustee authenticates such
Security or at any time thereafter, such Guarantor's Guarantee of such Security shall be valid nevertheless.

     The delivery by the Trustee of any Security of a series to which this
Article Fourteen has been made applicable, after the authentication thereof under this Indenture, shall constitute due delivery of the Guarantee set forth in this Indenture on behalf of each Guarantor.

Section 14.3. Reports by Guarantor.

     In addition to the certificates delivered to the Trustee pursuant to
Section 10.5, each Guarantor shall file with the Trustee and the Commission, and transmit to Holders of Outstanding Securities of each series to which this
Article Fourteen has been made applicable, such information, documents and other reports, and such summaries thereof, as may be required pursuant to the Trust
Indenture Act at the times and in the manner provided pursuant thereto; provided that any such information, documents or reports required to be filed with the
Commission pursuant to Section 13 or 15(d) of the Securities Exchange Act of
1934, as amended, shall be filed with the Trustee within 15 days after the same is so required to be filed with the Commission.

Section 14.4. Subordination of Guarantees.

     The obligations of each Guarantor under the Guarantee pursuant to this
Article Fourteen shall be junior and subordinated to the prior payment in full in cash of all Guarantor Senior Debt (including interest after the commencement of any proceeding of the type described in Section 14.1 with respect to such
Guarantor at the rate specified in the applicable Guarantor Senior Debt, whether or not such interest would be an allowed claim in such proceeding) of such
Guarantor, in each case on the same basis as the Securities are junior and subordinated to Senior Debt, as set forth in Article Fifteen mutatis mutandis.
For the purposes of the foregoing sentence, the Trustee and the Holders shall have the right to receive and/or retain payments by a Guarantor only at such times as they may receive and/or retain payments and distributions in respect of the Securities pursuant to this Indenture, including Article Fifteen hereof.
                                ARTICLE FIFTEEN
                          SUBORDINATION OF SECURITIES

Section 15.1. Securities Subordinated to Senior Debt.

          (1) The Company, for itself, its successors and assigns, covenants and agrees, and each Holder of Securities, by his acceptance thereof, likewise covenants and agrees, that the payment of the principal of and premium, if any, and interest on each and all of the Securities is hereby expressly subordinated, to the extent and in the manner hereinafter set forth, in right of payment to the prior payment in full of all Senior Debt of the
     Company.

          (2) If (A) the Company shall default in the payment of any principal of, premium, if any, or interest, if any, on any Senior Debt of the Company when the same becomes due and payable, whether at maturity or at a date fixed for prepayment or by declaration of

                                       66

     acceleration or otherwise, or (B) any other default shall occur with respect to Senior Debt of the Company and the maturity of such Senior Debt has been accelerated in accordance with its terms, then, upon written notice of such default to the Company and the Trustee by the holders of
     Senior Debt of the Company or any trustee therefor, unless and until, in either case, the default has been cured or waived or has ceased to exist, or, any such acceleration has been rescinded or such Senior Debt has been paid in full, no direct or indirect payment (in cash, property, securities, by set-off or otherwise) shall be made or agreed to be made on account of the principal of, premium, if any, or interest, if any, on any of the
     Securities, or in respect of any redemption, retirement, purchase or other acquisition of any of the Securities other than those made in capital stock of the Company (or cash in lieu of fractional shares thereof).

          (3) If any default occurs (other than a default described in paragraph
     (2) of this Section 15.1) under the Senior Debt of the Company, pursuant to which the maturity thereof may be accelerated immediately without further notice (except such notice as may be required to effect such acceleration)
     or at the expiration of any applicable grace periods (a "Senior Nonmonetary
     Default"), then, upon the receipt by the Company and the Trustee of written notice thereof (a "Payment Blockage Notice") from or on behalf of holders of such Senior Debt of the Company specifying an election to prohibit such payment and other action by the Company in accordance with the following provisions of this paragraph (3), the Company may not make any payment or take any other action that would be prohibited by paragraph (2) of this
     Section 15.1 during the period (the "Payment Blockage Period") commencing on the date of receipt of such Payment Blockage Notice and ending on the earlier of (A) the date, if any, on which the holders of such Senior Debt or their representative notifies the Trustee that such Senior Nonmonetary
     Default is cured or waived or ceases to exist or the Senior Debt to which such Senior Nonmonetary Default relates is discharged or (B) the 179th day after the date of receipt of such Payment Blockage Notice. Notwithstanding the provisions described in the immediately preceding sentence, the Company may resume payments on the Securities following such Payment Blockage
     Period.

Section 15.2. Distribution on Dissolution, Liquidation and Reorganization;
              Subrogation of Securities.

     Upon any distribution of assets of the Company upon any dissolution, winding up, liquidation or reorganization of the Company, whether in bankruptcy, insolvency, reorganization or receivership proceedings or upon an assignment for the benefit of creditors or any other marshalling of the assets and liabilities of the Company or otherwise (subject to the power of a court of competent jurisdiction to make other equitable provision reflecting the rights conferred in this Indenture upon the Senior Debt of the Company and the holders thereof with respect to the Securities and the Holders thereof by a lawful plan or reorganization under applicable bankruptcy law),

          (1) the holders of all Senior Debt of the Company shall be entitled to receive payment in full of the principal thereof, premium, if any, interest, and any interest thereon, due thereon before the Holders of the
     Securities are entitled to receive any payment upon the principal, premium, interest of or on the Securities or interest on overdue amounts thereof;

          (2) any payment or distribution of assets of the Company, a Guarantor
     (if applicable) or any other obligor upon the Securities of any kind or character, whether in cash, property or securities, to which the Holders of the Securities or the Trustee (on behalf of the Holders) would be entitled except for the provisions of this Article Fifteen shall be paid by the liquidating trustee or agent or other person making such payment or distribution, whether a trustee in bankruptcy, a receiver or liquidating

                                       67

     trustee or otherwise, directly to the holders of Senior Debt of the Company or their representative or representatives or to the trustee or trustees under any indenture under which any instruments evidencing any of such
     Senior Debt may have been issued, ratably according to the aggregate amounts remaining unpaid on account of the principal of, premium, if any, interest, and any interest thereon, on the Senior Debt of the Company held or represented by each, to the extent necessary to make payment in full of all Senior Debt of the Company remaining unpaid, after giving effect to any concurrent payment or distribution to the holders of such Senior Debt; and

          (3) in the event that, notwithstanding the foregoing, any payment or distribution of assets of the Company, a Guarantor (if applicable) or any other obligor upon the Securities of any kind or character, whether in cash, property or securities, shall be received by the Trustee (on behalf of the Holders) or the Holders of the Securities before all Senior Debt of the Company is paid in full, such payment or distribution shall be paid over to the holders of such Senior Debt or their representative or representatives or to the trustee or trustees under any indenture under which any instruments evidencing any of such Senior Debt may have been issued, ratably as aforesaid, for application to the payment of all Senior
     Debt remaining unpaid until all such Senior Debt shall have been paid in full, after giving effect to any concurrent payment or distribution to the holders of such Senior Debt.

     Subject to the payment in full of all Senior Debt of the Company, the
Holders of the Securities shall be subrogated to the rights of the holders of such Senior Debt to receive payments or distributions of cash, property or securities of the Company applicable to Senior Debt of the Company until the principal, premium, interest, and any interest thereon, of or on the Securities shall be paid in full and no such payments or distributions to the Holders of the Securities of cash, property or securities otherwise distributable to the
Senior Debt of the Company shall, as between the Company, its creditors other than the holders of Senior Debt of the Company, and the Holders of the
Securities, be deemed to be a payment by the Company to or on account of the
Securities. It is understood that the provisions of this Article Fifteen are and are intended solely for the purpose of defining the relative rights of the
Holders of the Securities, on the one hand, and the holders of Senior Debt of the Company, on the other hand. Nothing contained in this Article Fifteen or elsewhere in this Indenture or in the Securities is intended to or shall impair, as between the Company, its creditors other than the holders of Senior Debt of the Company, and the Holders of the Securities, the obligation of the Company, which is unconditional and absolute, to pay to the Holders of the Securities the principal, premium, interest, and any interest thereon, of or on the Securities as and when the same shall become due and payable in accordance with their terms, or to affect the relative rights of the Holders of the Securities and creditors of the Company other than the holders of Senior Debt of the Company, nor shall anything herein or in the Securities prevent the Trustee or the Holder of any Security from exercising all remedies otherwise permitted by applicable law upon default under this Indenture, subject to the rights, if any, under this
Article Fifteen of the holders of such Senior Debt in respect of cash, property or securities of the Company received upon the exercise of any such remedy. Upon any payment or distribution of assets of the Company referred to in this Article
Fifteen, the Trustee shall be entitled to conclusively rely upon a certificate of the liquidating trustee or agent or other person making any distribution to the Trustee for the purpose of ascertaining the persons entitled to participate in such distribution, the holders of Senior Debt of the Company and other indebtedness of the Company, the amount thereof or payable thereon, the amount or amounts paid or distributed thereon, and all other facts pertinent thereto or to this Article Fifteen.

     The Trustee, however, shall not be deemed to owe any fiduciary duty to the holders of Senior Debt of the Company. The Trustee shall not be liable to any such holder if it shall pay over or distribute to or on behalf of Holders of
Securities or the Company moneys or assets to which any holder of Senior Debt

                                       68

of the Company shall be entitled by virtue of this Article Fifteen. The rights and claims of the Trustee under Section 6.7 shall not be subject to the provisions of this Article Fifteen.

     If the Trustee or any Holder of Securities does not file a proper claim or proof of debt in the form required in any proceeding referred to above prior to
30 days before the expiration of the time to file such claim in such proceeding, then the holder of any Senior Debt of the Company is hereby authorized, and has the right, to file an appropriate claim or claims for or on behalf of such
Holder of Securities.

Section 15.3. Payments on Securities Permitted.

     Nothing contained in this Indenture or in any of the Securities shall (1)
affect the obligation of the Company to make, or prevent the Company from making, at any time except as provided in Sections 15.1 and 15.2, payments of principal, premium, interest, and any interest thereon, of or on the Securities or (2) prevent the application by the Trustee of any moneys deposited with it hereunder to the payment of or on account of the principal, premium, interest or other amounts, and any interest thereon, of or on the Securities unless the
Trustee shall have received at its Corporate Trust Office written notice of any event prohibiting the making of such payment two Business Days (A) prior to the date fixed for such payment, (B) prior to the execution of an instrument to satisfy and discharge this Indenture based upon the deposit of funds under
Section 4.1(1)(b), (C) prior to the execution of an instrument acknowledging the defeasance of such Securities pursuant to Section 13.2 or (D) prior to any deposit pursuant to clause (1) of Section 13.3 with respect to such Securities.

Section 15.4. Authorization of Holders of Securities to Trustee to Effect
              Subordination.

     Each Holder of Securities by his acceptance thereof, whether upon original issue or upon transfer or assignment, authorizes and directs the Trustee on his behalf to take such action as may be necessary or appropriate to effectuate the subordination as provided in this Article Fifteen and appoints the Trustee his attorney-in-fact for any and all such purposes.

Section 15.5. Notices to Trustee.

     The Company shall give prompt written notice to a responsible officer of the Trustee located at the Corporate Trust Office of the Trustee of any fact known to the Company which would prevent the making of any payment to or by the
Trustee in respect of the Securities. Notwithstanding the provisions of this
Article Fifteen or any other provisions of this Indenture, neither the Trustee nor any Paying Agent (other than the Company) shall be charged with knowledge of the existence of any Senior Debt of the Company or of any event which would prohibit the making of any payment of moneys to or by the Trustee or such Paying
Agent, unless and until the Trustee or such Paying Agent shall have received (in the case of the Trustee, at its Corporate Trust Office) written notice thereof from the Company or from the holder of any Senior Debt of the Company or from the trustee for or representative of any Senior Debt of the Company together with proof satisfactory to the Trustee of such holding of such Senior Debt or of the authority of such trustee or representative; provided, however, that if at least two Business Days prior to the date upon which by the terms hereof any such moneys may become payable for any purpose (including, without limitation, the payment of the principal, premium, interest, of or on any Security, or any interest thereon) or the date on which the Trustee shall execute an instrument acknowledging satisfaction and discharge of this Indenture or the defeasance of
Securities pursuant to Section 13.2 or the date on which a deposit pursuant to clause (1) of Section 13.3 is made, the Trustee shall not have received with respect to such moneys or the moneys deposited with it as a condition to such satisfaction and discharge or defeasance the notice provided for in this Section
15.5, then, anything herein contained to the contrary notwithstanding, the
Trustee shall have full power and authority to receive such moneys and to apply the same to the purpose for which they were received, and shall not be affected

                                       69

by any notice to the contrary, which may be received by it on or after such two
Business Days prior to such date. The Trustee shall be entitled to conclusively rely on the delivery to it of a written notice by a person representing himself to be a holder of Senior Debt of the Company (or a trustee or representative on behalf of such holder) to establish that such a notice has been given by a holder of Senior Debt of the Company or a trustee or representative on behalf of any such holder. In the event that the Trustee determines in good faith that further evidence is required with respect to the right of any Person as a holder of Senior Debt of the Company to participate in any payment or distribution pursuant to this Article Fifteen, the Trustee may request such Person to furnish evidence to the reasonable satisfaction of the Trustee as to the amount of
Senior Debt of the Company held by such Person, the extent to which such Person is entitled to participate in such payment or distribution and any other facts pertinent to the rights of such Person under this Article Fifteen and, if such evidence is not furnished, the Trustee may defer any payment to such Person pending judicial determination as to the right of such Person to receive such payment.

Section 15.6. Trustee as Holder of Senior Debt.

     The Trustee shall be entitled to all the rights set forth in this Article
Fifteen in respect of any Senior Debt of the Company at any time held by it to the same extent as any other holder of Senior Debt of the Company and nothing in this Indenture shall be construed to deprive the Trustee of any of its rights as such holder.

Section 15.7. Modification of Terms of Senior Debt.

     Any renewal or extension of the time of payment of any Senior Debt of the
Company or the exercise by the holders of Senior Debt of the Company of any of their rights under any instrument creating or evidencing such Senior Debt, including without limitation the waiver of default thereunder, may be made or done all without notice to or assent from Holders of the Securities or the
Trustee.

     No compromise, alteration, amendment, modification, extension, renewal or other change of, or waiver, consent or other action in respect of, any liability or obligation under or in respect of, or of any of the terms, covenants or conditions of any indenture or other instrument under which any Senior Debt of the Company is outstanding or of such Senior Debt, whether or not such release is in accordance with the provisions of any applicable document, shall in any way alter or affect any of the provisions of this Article Fifteen or of the
Securities relating to the subordination thereof.

                                      * * *

This instrument may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed, and their respective corporate seals to be hereunto affixed and attested, all as of the day and year first above written.

                                       70

                                             COMSTOCK RESOURCES, INC.
                                             By: _______________________________
                                             Name: _____________________________
                                             Title: ____________________________

                                             COMSTOCK OIL & GAS, INC.
                                             By: _______________________________
                                             Name: _____________________________
                                             Title: ____________________________

                                             COMSTOCK OIL & GAS-LOUISIANA, LLC
                                             By: _______________________________
                                             Name: _____________________________
                                             Title: ____________________________

                                             COMSTOCK OFFSHORE, LLC
                                             By: _______________________________
                                             Name: _____________________________
                                             Title: ____________________________

                                             COMSTOCK OIL &GAS HOLDINGS, INC.
                                             By: _______________________________
                                             Name: _____________________________
                                             Title: ____________________________

                                       71